EXHIBIT 10.6
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                               DFG HOLDINGS, INC.
                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
                   --------------------------------------------

          THIS AGREEMENT is made as of August 8, 1996, among WPG Corporate Development Associates IV, L.P., a Delaware limited partnership ("CDA IV Domestic"), WPG Corporate Development Associates IV (Overseas), L.P., a Cayman Islands exempt limited partnership ("CDA IV Overseas"), the persons identified on Schedule I hereof (the "Individual Fund Shareholders"), the GHB Charitable Trust #1 ("Trust"), Jeffrey Weiss ("Weiss"), Donald F. Gayhardt ("Gayhardt"), Pegasus Partners, L.P., a Delaware limited liability company ("Pegasus I"), PAG Dollar Investors LLC, a Delaware limited liability company, ("Pegasus II," and, together with Pegasus I, "Pegasus"), those Persons identified on
     Schedule II hereto (the "Warrant Holders"), General Electric Capital Corporation, a New York corporation ("GE Capital") and DFG Holdings, Inc., f/k/a Monetary Management Holdings, Inc., a Delaware corporation (the "Company").

                                 R E C I T A L S
                                 ----------------
          A. The Company is the successor by merger to MMH Transit Co., a Delaware corporation ("Transit Co."). Pursuant to a Shareholders Agreement, dated as of June 30, 1994 (the "Original Shareholders Agreement"), Transit Co. and its stockholders as of that time imposed certain restrictions on the transferability of Shares (as herein defined) and created certain options and obligations to purchase Shares. Transit Co. then merged into Monetary Management Holdings, Inc., a Delaware Corporation ("MMH"), with MMH as the survivor in the merger. By virtue of that merger, (i) the stockholders of Transit Co. became stockholders of MMH, and (ii) the Shareholders Agreement thereafter governed transfers of Shares of MMH. MMH subsequently changed its name to "DFG Holdings, Inc."

          B. Dollar Financial Group, Inc., a subsidiary of the Company, has agreed to acquire Any-Kind Check Cashing Centers, Inc. and U.S. Check Exchange Limited Partnership (collectively "Any-Kind") for a consideration consisting of both cash and Shares.

          C. In order to provide, among other things, capital for the acquisition of Any-Kind, pursuant to a Stock Purchase Agreement, of even date herewith, the Company has agreed to issue

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     to CDA IV Domestic, CDA IV Overseas, Trust, Pegasus I, Pegasus II and
     GE Capital, and such Persons have agreed to purchase, Shares.

          D. The Company and the other parties to this Agreement desire to amend and restate the Original Shareholders Agreement to provide for certain restrictions on the disposition of the Shares and certain agreements with respect to, and in connection with, the Shares, all upon the terms, conditions and provisions set forth herein.

                               A G R E E M E N T S
                               --------------------
          NOW, THEREFORE, the Original Shareholders Agreement is amended and restated in its entirety to read as follows:

                                    ARTICLE I
                                    ----------
                Definitions and Provisions of General Application
                --------------------------------------------------

          1.1  Adoption of Recitals.  The parties hereto adopt the
               --------------------
     foregoing Recitals and agree and affirm that construction of this Agreement shall be guided thereby.

          1.2  Definitions.  For purposes hereof:
               -----------

               "Act" shall mean the Securities Act of 1933, as amended;
                ---

               "Affiliate" shall mean any entity which, at the time of the
                ---------
          applicable determination, an Investor controls, which controls an Investor, or which is under common control with an Investor, but does not include the Company or any of its subsidiaries. For the purposes of the preceding sentence and the definition of Company Affiliate, "control" means the power, direct or indirect, to direct or cause the direction of the management and policies of such entity through voting securities, contract or otherwise;

               "Any-Kind" shall have the meaning set forth in the Recitals;
                --------

               "Appraiser" shall have the meaning set forth in Section
                ---------
          3.5(c);

               "Article II Closing" shall have the meaning set forth in
                ------------------
          Section 2.6;

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               "Article II Closing Date" shall have the meaning set forth
                -----------------------
          in Section 2.6;

               "Article III Closing" shall have the meaning set forth in
                -------------------
          Section 3.7;

               "Article III Closing Date" shall have the meaning set forth
                ------------------------
          in Section 3.7;

               "Board of Directors" shall mean the board of directors of
                ------------------
          the Company;

               "Board Fair Market Value" shall have the meaning set forth
                -----------------------
          in Section 3.5(c);

               "Cause" shall mean either of the following with respect to a
                -----
          Management Shareholder: (i) the Management Shareholder's wilful refusal, after written notice by the Company, to cure within a period of 30 days any continuing breach of an employment agreement between the Company or any of its subsidiaries, on the one hand, and the Management Shareholder, on the other hand; or
          (ii) a final nonappealable adjudication in a criminal or civil proceeding that the Management Shareholder has committed a fraud or felony relating to or adversely affecting his employment by the Company or any of its Subsidiaries;

               "CDA IV Domestic" shall have the meaning set forth in the
                ---------------
          Preamble;

               "CDA IV Overseas" shall have the meaning set forth in the
                ---------------
          Preamble;

               "CDA Funds" shall mean, collectively, CDA IV Domestic and
                ---------
          CDA IV Overseas;

               "Commission" shall mean the Securities and Exchange
                ----------
          Commission;

               "Company" shall have the meaning set forth in the Preamble;
                -------
               "Company Affiliate" shall mean any entity which, at the time
                -----------------

          of the applicable determination, the Company controls, which controls the Company or is under common control with the Company;

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               "Co-Sale Notice" shall have the meaning set forth in Section
                --------------
          5.3(a);

               "Credit Agreement" shall mean that certain Amended and
                ----------------
          Restated Credit Agreement of even date herewith by and among the Dollar Financial Group, Inc., Bank of America National Trust and Savings Association, as Admistrative Agent and the other financial institutions listed therein;

               "Cure" shall have the meaning set forth in Section 4.1;
                ----
               "Cure Period" shall have the meaning set forth in Section
                -----------
          4.1(a);

               "Delayed Purchase Notice" shall have the meaning set forth
                -----------------------
          in Section 4.1(e);

               "Demand" shall have the meaning set forth in Section 5.1(a);
                ------
               "Demand Registration" shall have the meaning set forth in
                -------------------
          Section 5.1(a);

               "Desired Price" shall have the meaning set forth in Section
                -------------
          2.4;

               "Election Notice" shall have the meaning set forth in
                ---------------
          Section 5.3(b);

               "Employment" with respect to a Management Shareholder shall
                ----------
          mean the employment of such Management Shareholder on a full-time basis with any of the Company or its Subsidiaries;

               "Employment Date" with respect to a Management Shareholder
                ---------------
          shall mean the later of June 30, 1994 or the date of commencement of such Management Shareholder's employment with the Company or one of its Subsidiaries;

               "Exempt Transferee" of an Investor shall mean (i) any
                -----------------
          Affiliate of such Investor, (ii) any partner, member or stockholder of such Investor or of a partner, member, or stockholder of such Investor, in each case to the extent that such Transfer is made in accordance with the ownership interests of such partner, member or stockholder in such Investor or in the partner, member or stockholder of such Investor, (iii) solely in the case of CDA Funds, any Individual Fund Shareholder, (as herein defined) or any

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          other fund sponsored by Weiss, Peck & Greer, or (iv) any
          liquidating trust for the benefit of the partners, members or stockholders of such Investor or any such other fund;

               "Exchange Act" shall mean the Securities Exchange Act of
                ------------
          1934, as amended;

               "Fair Market Value" shall have the meaning set forth in
                -----------------
          Section 3.5(a);

               "Family" shall mean a spouse or descendant (lineal or
                ------
          adopted) or ancestor of an Individual Shareholder, or a spouse of a descendant or ancestor of an Individual Shareholder, or a trustee of a trust or custodian of a custodianship primarily for the benefit of one or more of the foregoing and/or such Individual Shareholder;

               "Gayhardt" shall have the meaning set forth in the Preamble;
                --------
               "Group" shall have the meaning set forth in Section
                ------
          5.1(a)(i);

               "Individual Shareholder" shall mean the Trust, a Management
                ----------------------
          Shareholder or an Individual Fund Shareholder;

               "Individual Fund Shareholder" shall mean any of the persons
                ---------------------------
          identified on Schedule I hereto;

               "Insurance Proceeds" shall have the meaning set forth in
                ------------------
          Section 3.4(a);

               "Investor" shall mean either of the CDA Funds, Pegasus or GE
                --------
          Capital, or any other Person to whom Shares are hereafter issued or sold by the Company and who joins in and agrees to be bound by this Agreement as an Investor, or any of them;

               "Management Shareholders" or "Management Shareholder" shall
                -----------------------      ----------------------
          mean Weiss and Gayhardt (who are the only Management Shareholders as of the date hereof), or any person to whom Shares are hereafter issued or sold by the Company and who joins in and agrees to be bound by this Agreement as a Management Shareholder, or any of them;

               "Mandatory Repurchase Event" shall have the meaning set
                --------------------------
          forth in Section 3.1(b);

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               "MMH" shall have the meaning set forth in Recital A;
                ---
               "M/S Fair Market Value" shall have the meaning set forth in
                ---------------------
          Section 3.5(c);

               "Negotiation Period" shall have the meaning set forth in
                ------------------
          Section 2.5(a);

               "Offer" shall have the meaning set forth in Section 2.5(a);
                -----
               "Offer Notice" shall have the meaning set forth in Section
                ------------
          2.5(a);

               "Offeror" shall have the meaning set forth in Section
                -------
          2.5(a);

               "Option" shall mean an option to purchase Shares which has
                ------
          been granted to a Management Shareholder;

               "Pegasus" shall have the meaning set forth in the Preamble;
                -------
               "Pegasus I" shall have the meaning set forth in the
                ---------
          Preamble;

               "Pegasus II" shall have the meaning set forth in the
                ----------
          Preamble;

               "Permanent Disability" shall mean a disability due to
                --------------------
          injuries or sickness pursuant to which a Management Shareholder is not able to perform the substantial and material duties of his/her occupation and is receiving care by a physician or psychologist which is appropriate for the condition causing the disability, and which continues for a continuous period of at least one hundred and eighty (180) days;

               "Permitted Transferee" shall, except as provided herein,
                --------------------
          mean a person, other than an Individual Shareholder, to whom Shares are Transferred pursuant to and in compliance with the provisions of Section 2.2(a); it being understood that, regardless to whom a Transfer of Shares is made pursuant to
          Section 2.2(a), such Shares shall thereafter continue to be subject to the terms, provisions and conditions of this Agreement, unless otherwise decided by the Board of Directors of the Company;

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               "Person" shall mean any individual, sole proprietorship,
                ------
          partnership, joint venture, unincorporated organization, association, corporation, trust, institution, public benefit corporation, entity or government;

               "Prospectus" shall have the meaning set forth in Section
                ----------
          5.3(b);

               "Purchase Money Note" shall have the meaning set forth in
                -------------------
          Section 3.4;

               "Purchase Price" shall have the meaning set forth in Section
                --------------
          3.3;

               "Purchaser" shall mean each Person, other than the Company,
                ---------
          exercising a Repurchase Right pursuant to Section 3.2 or 4.1;

               "Registrable Securities" shall mean Shares and any
                ----------------------
          Securities to which Shares shall be converted by reason of any recapitalization of the Company;

               "Registration" shall have the meaning set forth in Section
                ------------
          5.3;

               "Registration Expenses" shall have the meaning set forth in
                ---------------------
          Section 5.6(a);

               "Registration Statement" shall have the meaning set forth in
                ----------------------
          Section 5.3(a);

               "Repurchase Right" shall mean a right to repurchase Shares
                ----------------
          following the Termination of Employment (as hereinafter defined) of a Management Shareholder as set forth in Articles III and IV;

               "SEC" shall mean the Securities and Exchange Commission;
                ---
               "Securities" shall mean securities of the Company,
                ----------
          including, without limitation, Shares;

               "Shareholder" shall mean each party to this Agreement
                -----------
          (including, without limitation, a holder of Warrant Shares), other than the Company or a Transferee (as herein defined), or any of them;

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               "Shares" shall mean the shares of common stock, without par
                ------
          value, of the Company, inclusive of Warrant Shares and Shares which are subject to or obtained pursuant to the exercise of Options granted to a Management Shareholder;

               "Subsidiaries" shall mean the subsidiaries of the Company
                ------------
          from time to time;

               "Termination of Employment" with respect to a Management
                -------------------------
          Shareholder shall mean the termination of employment of such Management Shareholder with the Company or any of its Subsidiaries such that thereafter such Management Shareholder is no longer employed by any of the Company or its Subsidiaries;

               "Termination Option Notice" shall have the meaning set forth
                -------------------------
          in Section 3.2(a);

               "Third Party Offer" shall have the meaning set forth in
                -----------------
          Section 2.7;

               "Transfer" shall mean any transfer, sale, assignment,
                --------
          pledge, encumbrance or other disposition of Shares, irrespective of whether any of the foregoing are effected voluntarily or involuntarily, by operation of law or otherwise, or whether inter
                                                                      -----
          vivos or upon death;
          -----
               "Transfer Notice" shall mean a notice of a proposed
                ---------------
          Transfer;

               "Transferor" shall mean any Person who desires to Transfer
                ----------
          Shares pursuant to Article II;

               "Transferee" shall mean any person to whom the Transferor
                ----------
          Transfers Shares that are not purchased or to be purchased pursuant to the options exercised under Section 2.7;

               "Transit Co" shall have the meaning set forth in Recital A;
                ----------
               "Valuation Date" shall have the meaning set forth in Section
                --------------
          3.3;

               "Warrants" shall mean the warrants represented by those
                --------
          certain Warrant Certificates dated as of August [8], 1996 by the Company in favor of the Warrant Holders;

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               "Warrant Shares" shall mean shares of common stock issued
                --------------
          upon exercise of the Warrants; and

               "Weiss" shall have the meaning set forth in the Preamble.
                -----
          1.3  Transferability of Certain Shares.  Shares issued by the
               ---------------------------------
     Company pursuant to a stock dividend, stock split, reclassification, or like action, or pursuant to the exercise of a right granted by the Company to all its shareholders to purchase Shares on a proportionate basis, shall be Transferred only, and for all purposes be treated in the same manner as, and be subject to the same options with respect to, the Shares which were split or reclassified or with respect to which a stock dividend was paid or like action taken, or rights to purchase Shares on a proportionate basis were granted. In the event of a merger of the Company where this Agreement does not terminate pursuant to Section 7.5, shares and/or securities convertible into shares, which are issued in exchange for Shares shall thereafter be deemed to be Shares which are subject to the terms of this Agreement.

          1.4  Duration of Articles II, III, IV, V and VI.  Anything
               ------------------------------------------
     contained in this Agreement to the contrary notwithstanding (including, without limitation, Section 2.3 hereof), the provisions of Articles II, III, IV, V (except Sections 5.1 through 5.11) and VI of this Agreement shall be in effect only until such time as (x) Shares have been sold in public offerings registered with the SEC under the Act with gross proceeds (before underwriting discounts) of not less than $35,000,000, (y) such Shares are listed on a national securities exchange or with NASDAQ, and (z) the number of registered or beneficial holders of Shares exceeds 500.

          1.5  Transfers of Shares.  Each holder of Warrant Shares
               -------------------
     following the exercise of the Warrants, and any Person or entity to whom Shares or Warrants are to be Transferred (except pursuant to an effective registration statement filed by the Company with the SEC) shall execute and deliver, as a condition to such exercise or Transfer, whatever documents are deemed reasonably necessary by the Company, in consultation with its counsel, to evidence such party's joinder in, acceptance of, and agreement with, the obligations with respect to Shares or Warrants contained in, this Agreement, and thereupon shall become a party hereto. Subject to Section 5.16, with respect to a Transfer, such documents shall contain, without limitation, customary representations and warranties made by prospective purchasers of shares of stock or warrants from an issuer in a privately negotiated transaction.

                                   ARTICLE II
                                   -----------
                          Voluntary Transfers of Shares
                          ------------------------------

          2.1  General Effect of Agreement.  Unless a Transfer of Shares
               ---------------------------
     subject to this Agreement is made in accordance with the provisions of this Agreement, it shall not be valid or have any force or effect.

          2.2  Certain Permitted Transfers of Shares and Options.  Anything
               -------------------------------------------------
     contained in this Agreement to the contrary notwithstanding
     (including, unless otherwise noted, the provisions of Section 2.3 hereof), but subject to Section 1.5:

               (a) Subject to Section 2.3(d) of this Agreement, Shares may be Transferred: (i) by an Individual Shareholder to any member of his Family; (ii) from a member of the Family of an Individual Shareholder to another member of the Family of that Individual Shareholder or to that Individual Shareholder; (iii) subject to the provisions of Section 3.1(a), to the personal representative of an Individual Shareholder or Permitted Transferee who is deceased or adjudicated incompetent; (iv) except as otherwise provided in Section 3.1, by the personal representative of an Individual Shareholder or Permitted Transferee who is deceased or adjudicated incompetent to any member of said Individual Shareholder's or Permitted Transferee's Family; or (v) upon termination of a trust or custodianship which is a Permitted Transferee, by the trustee of such trust or custodian of such custodianship to the person or persons who, in accordance with the provisions of said trust or custodianship, are entitled to receive the Shares held in trust or custody. Any Shares Transferred pursuant to this subparagraph (a) shall be subject thereafter to the rights of the Company and the Shareholders under this Agreement;

               (b) Subject to Section 2.3(d) of this Agreement, Shares may be Transferred by (i) any of the Investors to one or more Exempt Transferees of such Investor and (ii) from such Exempt Transferee to such Investor or to other Exempt Transferees of such Investor (and upon any such Transfer pursuant to this Section 2.2(b) (unless otherwise specifically set forth in this Agreement) the Exempt Transferees to whom such Shares are Transferred shall have


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          the same rights and be subject to the same obligations as the transferor under this Agreement);

               (c) Subject to Section 2.3(d) of this Agreement, Shares may be pledged to the Company by a Management Shareholder as security for an indebtedness of such Management Shareholder to the Company;

               (d) Subject to Section 2.3(c), each of the CDA Funds (taken as a unit) and Pegasus may transfer up to 2,080 Shares in the aggregate, and GE Capital may transfer up to 1,456 Shares in the aggregate (such 2,080 and 1,456 Shares, as the case may be, subject to adjustment for stock dividends, stock splits, reclassifications, or like actions) to one or more Transferees who satisfy the requirements of Rule 501(a) of the SEC under the Act; provided, that (x) each Transferee shall make appropriate representations and permit appropriate legends necessary to satisfy any applicable requirements concerning exemption from registration under the Act and applicable state "blue-sky" laws,
          (y) Transferor delivers a legal opinion pursuant to the requirements of Section 2.3(d) hereof and (z) such Transferee agrees to comply with this Section 2.2(d) with respect to further Transfers of Shares; and

               (e) Subject to Section 2.3(d), the Warrants or the Warrant Shares may be Transferred by the holder of the Warrant (or any portion thereof) or Warrant Shares to: (i) any holder of a Note (as defined in the Credit Agreement) or (ii) to any Affiliate of any Lender (as such are terms defined in the Credit Agreement).

          2.3  Certain Prohibitions on Transfer.  Anything contained in
               --------------------------------
     this Agreement to the contrary notwithstanding:

               (a)  No Shares may be Transferred by an Individual
          Shareholder, other than pursuant to Section 2.2, Article III,
          Section 4.1, or Sections 5.1, 5.2, the Co-Sale right under 5.12, the co-sale right under 5.14(b) or 5.15, prior to June 30, 1999;

               (b) No Shares may be pledged, hypothecated, assigned or delivered in any manner as security for the indebtedness or obligation of any person or entity, except that a Management Shareholder may pledge Shares to the Company as security for an indebtedness of such Management Shareholder to the Company;

               (c) No Shares may be Transferred to a Transferee pursuant to Article II if either the CDA Funds, on the one hand, or Pegasus, on the other hand, notifies the Company and the Transferor in writing that in their opinion, the ownership of Shares by the Transferee would have an adverse impact on the Company and such opinion is not unreasonable. An objection to a proposed Transferee shall be deemed to be reasonable if the proposed Transferee is a competitor of the Company;

               (d) A Transferor may not Transfer Shares (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company, if requested by the Company, an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the 1933 Act and applicable state securities laws is required in connection with such transfer.

          2.4  Requirement of Service of a Transfer Notice.  No Shares may
               -------------------------------------------
     be Transferred, except as may be required by or permitted pursuant to the provisions of Section 2.2, Article III, Section 4.1, or Sections 5.1, 5.2, 5.12, 5.14(b) or 5.15, unless the Transferor first serves a Transfer Notice upon the Company and each Shareholder, and the provisions of this Article II are complied with. The Transfer Notice shall contain the number of Shares that the Transferor desires to Transfer. A Transfer Notice may not be served with respect to a proposed Transfer which, if consummated, would be prohibited pursuant to Section 2.3.

          2.5  Offers Pursuant to Delivery of a Transfer Notice.  Following
               ------------------------------------------------
     the service of a Transfer Notice, the following shall occur:

               (a) during the twenty (20) day period commencing on the date of service of the Transfer Notice, each Shareholder shall have the right to offer to purchase all, but not less than all, of the Shares described in the Transfer Notice by delivering a notice (the "Offer Notice") to the Transferor, setting forth such Shareholder's offer to purchase such Shares and the price at which such Shareholder offers to purchase such Shares. Each such Shareholder submitting an Offer Notice is referred to herein as an "Offeror", and each offer contained in an Offer Notice is referred to herein as an "Offer". Each Offer Notice shall provide that the Offer set forth therein is irrevocable for a period of twenty (20) days from the date of expiration of the twenty (20) day period described in the first sentence of this paragraph (a) (the "Negotiation Period");

               (b) during the Negotiation Period, the Transferor shall have the right to negotiate with any or all the Offerors, each of whom shall have the right to increase (but not decrease) his Offer during the Negotiation Period;

               (c) within ten (10) days after the expiration of the Negotiation Period, the Transferor may either (i) accept any Offer, by written notice delivered to an Offeror, or (ii) reject all Offers, by written notice delivered to all Offerors. If the Transferor fails to deliver a written notice pursuant to the preceding sentence within said ten day period, the Transferor shall be deemed to have accepted the highest of such Offers.

               (d) Any two or more of the Shareholders may submit a joint Offer. If a joint Offer is submitted and is thereafter accepted by the Transferor as provided herein, the Offerors submitting the joint Offer shall purchase the Shares described in the Transfer Notice in such proportions as the Shareholders submitting the joint Offer shall agree. If two or more Shareholders submit Offers at the same price for the Shares, the Transferor may (i) accept any one of the Offers, or (ii) accept any two or more of the Offers. If the Transferor shall accept two or more Offers at the same price, each Offeror whose Offer has been accepted shall purchase a number of the Shares described in the Transfer Notice which bears the same ratio to the total number of Shares described in the Transfer Notice as the number of Shares owned by each such Offeror bears to the number of Shares owned by all such Offerors. For the purposes of the preceding sentence, Shares owned by a Permitted Transferee of an Offeror shall be deemed to be owned by the last Offeror to own such Shares.

          2.6  Effect of Acceptance of Offer.  If one or more Offers is
               -----------------------------
     accepted by the Transferor as provided in Section 2.5, the Shares described in the Transfer Notice shall be sold to the Offeror who submitted such Offer(s) which the Transferor accepted, on the terms of the Offer. Any purchase of Shares pursuant to the acceptance of an Offer shall be consummated ("Article II Closing") at the Company's principal office at 10:00 a.m., prevailing local time, on the date ("Article II Closing Date") which is the later of (x) 15 days after the date on which an Offer is accepted (or deemed accepted) by the Transferor or (y) the third business day following the earlier of the expiration or early termination of the waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended or any successor law ("HSR Act"), if notification of the Transfer of shares would be required under the HSR Act. If said date is a Saturday, Sunday or legal holiday, the Article II Closing shall take place at the same time and place on, and the Article II Closing Date shall be, the next succeeding business day. At the Article II Closing, the Transferor shall deliver certificates representing the Shares being purchased, duly endorsed, and the Shareholder or Shareholders purchasing the Shares shall pay for the Shares purchased by wire-transfer of immediately available funds.

          2.7  Transfer if Offer not Accepted. If all Offers are rejected
               ------------------------------
     by the Transferor, or no Offers are made by any of the Shareholders, for a period extending until such date which is 120 days after date of expiration of the Negotiation Period, the Transferor may solicit written offers from any Person or Persons who are not Shareholders to purchase all, but not less than all, of the Shares at the price which is not less than 95% of the highest price offered in an Offer Notice, payable in cash. Any offer submitted by any such Person within said 120 day period is referred to herein as a "Third Party Offer" and any Person making a Third Party Offer is referred to herein as a "Transferee". If the Transferor shall receive a Third Party Offer within such period, the Transferor shall forthwith deliver copies of the Third Party Offer to the Investors. The Investors (other than any Transferor) shall each have ten (10) days from the date of delivery of the Third Party Offer to exercise their right to object to the party making the Third Party Offer, as provided in Section 2.3(c). If no such objection is given within said ten (10) day period, subject to
     Section 5.12, the Transferor may accept the Third Party Offer. If no Third Party Offer meeting the requirements of this Section 2.7 is received by the Transferor during said 120 day period, the Transferor may not thereafter Transfer Shares pursuant to this Article II (other than Section 2.2 thereof) without again complying with the provisions of Sections 2.4 through 2.7.

          2.8  Effect of Shares in Hands of the Transferee.  Shares which
               -------------------------------------------
     are Transferred to a Transferee pursuant to Section 2.7 shall thereafter continue to be subject to all restrictions on Transfer and all other agreements, provisions, terms and conditions which are contained in this Agreement, and, without limiting the generality of the foregoing, the Transferee must comply with the provisions of this
     Article II if he shall desire to Transfer any such Shares, as if the Transferee was a Shareholder. However, such Transferee shall not have any of the rights which are given to Shareholders or (without limiting the generality of the foregoing) the Investors pursuant to the provisions of this Agreement.

                                   ARTICLE III
                                   ------------
                    Certain Repurchase Obligations and Rights
                    ------------------------------------------
          3.1  Mandatory Repurchase of Shares in Certain Events.  Unless
               ------------------------------------------------
     otherwise agreed by the Company and a Management Shareholder:

               (a) upon the occurrence of a Mandatory Repurchase Event (as defined below) with respect to a Management Shareholder, the Company shall purchase, and the Management Shareholder (or his personal representative, as the case may be) and each Permitted Transferee owning Shares which such Management Shareholder was the last Management Shareholder to own shall sell, all of the Shares owned by such Management Shareholder and all such Shares owned by such Permitted Transferee, all in the manner, for the price and on the terms and conditions contained in Sections 3.3, 3.4, 3.5, 3.6, 3.7 and 3.8 of this Article III;

               (b) a "Mandatory Repurchase Event" shall mean the occurrence of either of the following events:

                    (i) the Termination of Employment of such Management Shareholder by reason of death or Permanent Disability; or

                    (ii) the death of such Management Shareholder following
               the Termination of Employment of such Management Shareholder in the case where the Management Shareholder and his Permitted Transferees did not sell all Shares owned by them respectively pursuant to the other provisions of this
               Section 3.1 or pursuant to Section 3.2 below.

          3.2  Repurchase Rights in Certain Events.  Upon the Termination
               -----------------------------------
     of Employment of a Management Shareholder in a manner which does not constitute a Mandatory Repurchase Event:

               (a) the Company shall have a Repurchase Right (exercisable by service of written notice upon such Management Shareholder, each Permitted Transferee owning Shares and/or Options which such Management Shareholder was the last Management Shareholder to own, the other Management

          Shareholders and the Investors, within the 30-day period next following the date of such Termination of Employment) to purchase all or any portion of the Shares owned by such Management Shareholder and each Permitted Transferee owning Shares which such Management Shareholder was the last Management Shareholder to own, all in the manner, for the price and on the terms and conditions contained in Sections 3.3, 3.4, 3.5, 3.6, 3.7 and 3.8 of this Article III; and in the event that the Company does not exercise the foregoing Repurchase Right with respect to all of the Shares that may be purchased by reason of the operation of this Section 3.2, then the Company shall notify each of the other Management Shareholders, the CDA Funds, Pegasus and GE Capital of
          (i) such Management Shareholder's Termination of Employment as described in this Section 3.2 and (ii) the number of Shares owned by such Management Shareholder and all Permitted Transferees owning Shares which the Management Shareholder was the last Management Shareholder to own as to which the Company did not exercise its Repurchase Right (the "Termination Option Notice");

               (b) following the delivery of the Termination Option Notice, each of the other Management Shareholders and each of the Investors (and/or any of their Exempt Transferees) shall have a Repurchase Right (exercisable by service of written notice upon such Management Shareholder, each Permitted Transferee owning Shares which such Management Shareholder was the last Management Shareholder to own, the other Management Shareholders, the Investors and the Company, within the 20-day period next following the date of delivery of the Termination Option Notice) to purchase all or any portion of the Shares which were not purchased by the Company pursuant to paragraph (a), all in the manner, for the price and on the terms and conditions contained in Sections 3.3, 3.4, 3.5, 3.6, 3.7 and 3.8 of this Article III.

               (c) if the respective Repurchase Rights exercised by the Company and the Purchasers call for the purchase, in the aggregate, of more than the number of Shares subject to purchase, or if pursuant to the applicable provisions of Section 4.1, more than one Purchaser exercises a Repurchase Right, to purchase Shares, and if the Repurchase Rights which are so exercised by the Purchasers, or by the Purchasers and the Company, call for the purchase, in the aggregate, of more than the number of Shares which are subject to repurchase, then the Company shall purchase the number of Shares for which it has exercised a Repurchase

          Right, and the following shall apply with respect to the
          Purchasers:

                    (i) the Purchasers may jointly purchase the Shares which are purchasable by them, and divide them among themselves in such proportions as they, in their sole discretion, deem advisable;

                    (ii) if the Purchasers fail to so divide said Shares within 10 days next following the expiration of the last period in which Repurchase Rights may be exercised, the Company shall purchase all Shares as to which it has exercised a Repurchase Right, and each Purchaser shall purchase from the Shares remaining after such purchase, a number of Shares ("Proportionate Number") which bears the same ratio to the number of Shares to be purchased by all Purchasers as the number of Shares owned by such Purchaser (and its Exempt Transferees) bears to the aggregate number of Shares owned by all Purchasers (and their Exempt Transferees) exercising Repurchase Rights, unless one or more Purchasers serve notices purporting to exercise their Repurchase Rights as to fewer than such Purchaser's Proportionate Number of Shares;

                    (iii) if one or more Purchasers serve notices purporting to exercise their respective Repurchase Rights as to fewer than such Purchaser's Proportionate Number of Shares, each such Purchaser shall purchase the number of Shares specified in his notice of exercise of Repurchase Rights and the other Purchasers shall purchase the remaining Shares in ratios established by a like calculation to the calculation set forth in subparagraph (ii) of this paragraph
               (c), but excluding from all calculations therein both the Shares owned, and the Shares purchased, by the Purchasers who have exercised Repurchase Rights to purchase fewer than their respective Proportionate Number of Shares; provided,
                                                                --------
               however, that no Shareholder shall, by reason of the
               -------
               foregoing, be required to purchase more than the number of Shares with respect to which it has exercised a Repurchase Right.

          For the purposes of this paragraph (c), Shares owned by a Permitted Transferee of a Management Shareholder shall be deemed to be owned by the last Management Shareholder to own those Shares.

          3.3  Purchase Price of Shares.  The purchase price ("Purchase
               ------------------------
     Price") of Shares to be purchased pursuant to Section 3.1 or 3.2 shall be the Fair Market Value per Share (as defined in Section 3.5), as of the last day of the month most recently ended prior to the date on which the applicable event giving rise to the purchase of Shares occurred (the "Valuation Date").

          3.4  Manner of Payment.  The Purchase Price shall be paid in the
               -----------------
     following manner:

               (a) an amount equal to 33-1/3% of the Purchase Price shall be paid on the Article III Closing Date; provided, however, that
                                                   --------  -------
          if the Company or any Subsidiary shall have obtained insurance on the life of a Management Shareholder whose Shares (or Shares owned by his Permitted Transferees) are to be purchased pursuant to Section 3.1 for the purpose of providing funds with which to purchase such Shares, and in the event the proceeds of such insurance ("Insurance Proceeds") exceed the portion of the Purchase Price which is payable on the Article III Closing Date in cash but for the operation of this proviso, and if the Insurance Proceeds have been collected on the Article III Closing Date, an amount equal to such Insurance Proceeds but not in excess of the Purchase Price for the Shares purchased by the Company shall be paid in cash toward the Purchase Price on the
          Article III Closing Date (it being understood that if the Insurance Proceeds are collected by the Company or any Subsidiary after the Article III Closing Date, the Company shall make a mandatory prepayment under the note(s) delivered by the Company pursuant to this Section 3.4 of the amount by which the Insurance Proceeds exceed the amount which was paid on the Article III Closing Date, forthwith following collection thereof, with all installments coming due under said note(s) to be reduced ratably); and

               (b) the balance of the Purchase Price shall be paid in two equal annual installments on the first and second anniversaries, respectively, of the Article III Closing Date. The principal amount of the balance of the Purchase Price remaining from time to time unpaid shall bear interest, payable on the same dates as each installment of principal, at a rate per annum equal to the lowest rate per annum which will not result in any portion of the purchase price of the Shares being deemed to be unstated interest or original issue discount under the provisions of the Code. If pursuant to the previous sentence the interest rate, but for the operation of this sentence, would be zero percent, the interest rate shall be determined as if the sales price was sufficiently high to require application of the unstated interest or original issue discount provisions of the Code.

     In the event a Management Shareholder is indebted to the Company under a Promissory Note evidencing a portion of the subscription price or option exercise price of his Shares (a "Purchase Money Note"), the aggregate principal balance, and all accrued interest, outstanding under said Purchase Money Note as of the Article III Closing Date shall be offset (x) against the Purchase Price payable by the Company and (y) ratably under the installment payments due and to become due with respect thereto, except that all payments shall be applied first to accrued interest owed under the Purchase Money Note and the remainder to the principal thereof. The portion of the Purchase Price which is not paid on the Article III Closing Date shall be evidenced by a non-negotiable promissory installment note or notes made by the Company and/or other Purchaser of the Shares pursuant to this Article III or Article IV hereof, such note or notes to be in a commercially reasonable form (including, without limitation, rights of acceleration thereunder), providing for payment of the unpaid balance of the Purchase Price and interest thereon, all as herein provided. Each such promissory installment note shall provide that it may be prepaid at any time or from time to time, in whole or in part, without premium, penalty or notice. If there is more than one seller of such Shares, a separate note shall be issued to each seller of such Shares. Each note shall provide that a default under any other note made by the maker thereof to a Management Shareholder or his Permitted Transferees pursuant to this Article III shall be a default under all notes made by the maker thereof to such Management Shareholder or his Permitted Transferees pursuant to this Article III. Any notes which are made by the Company, Management Shareholders or any of the Investors shall be secured by a pledge of the Shares so purchased and shall be with full recourse to the maker, provided, however, that where the maker is a direct or indirect Exempt Transferee or a Permitted Transferee of an Investor or a Management Shareholder (and where such Shares had not been Transferred to an Exempt Transferee or Permitted Transferee pursuant to a transaction where such Exempt Transferee received substantially all of the assets then held by such Investor), then, at the option of the Payee, the note shall be issued with full recourse to the last Investor or Management Shareholder who had owned such Shares. In the event any of the Shares are purchased by any Purchasers, and in the event a Purchase Money Note shall be outstanding as of the Article III Closing Date, the Management Shareholder, on his own behalf and on behalf of his Permitted Transferees, may direct that out of the Purchase Price otherwise payable to such Management Shareholder and/or such

     Permitted Transferees from such Purchasers, to the extent the Company has not purchased Shares and offset the Purchase Money Note against the Purchase Price, funds shall be paid directly to the Company in payment of the accrued interest and the unpaid principal amount of Purchase Money Note that would have been offset as provided above if the Company had purchased all of the Shares being purchased by such Purchasers.

          3.5  Fair Market Value.  Fair Market Value shall be determined as
               -----------------
     follows:

               (a) for the purposes of this Article III, unless otherwise provided by the terms of this Section 3.5, the "Fair Market Value" of each of the Shares shall be determined on the basis of the fair market value of the entire common equity of the Company as of the Valuation Date, less an appropriate discount for lack of liquidity and minority interest;

               (b) during the 60 day period following the date on which a Mandatory Repurchase Event occurs or a Repurchase Right is exercised (as the case may be), the Management Shareholder with respect to whom such event occurred or such right was exercised (as the case may be), or his personal representative, on the one hand, and the Board of Directors (following consultations with the Purchasers, if Purchasers other than the Company are exercising a Repurchase Right), on the other hand, shall attempt, reasonably and in good faith, to agree upon the Fair Market Value;

               (c) in the event that the Management Shareholder (or his personal representative, as the case may be) and the Board of Directors are unable to so agree, then within ten business days after the expiration of said 60 day period, the Board of Directors and such Management Shareholder (or his personal representative, as the case may be) shall mutually agree upon, and retain, a nationally recognized independent appraiser of closely held businesses (the "Appraiser"). The Management Shareholder (or his personal representative, as the case may be), on the one hand, and the Board of Directors, on the other hand, shall each submit to the Appraiser such parties' respective opinions as to the Fair Market Value, together with such supporting data as such party deems relevant. The Appraiser shall then conduct its own evaluation of such opinions and such data, and shall conduct such independent procedures and investigation as the Appraiser shall deem necessary in order to form an opinion as to the Fair Market Value. However, the Appraiser shall be limited to selecting, as the Fair Market Value, either (x) the opinion of the Management Shareholder (or his personal representative, as the case may be), or (y) the opinion of the Board of Directors. The Appraiser shall give written notice of its determination to the Management Shareholder (or his personal representative, as the case may be) and the Company. The Fair Market Value as determined by the Board of Directors pursuant to this Section 3.5 shall be the "Board Fair Market Value" and the Fair Market Value as determined by the Management Shareholder (or his personal representative) shall be the "M/S Fair Market Value". If the Appraiser shall select the Board Fair Market Value, the fees and costs of the Appraiser shall be paid by the Management Shareholder (or his personal representative, as the case may be). If the Appraiser shall select the M/S Fair Market Value, the fees and costs of the Appraiser shall be paid by the Company;

               (d) notwithstanding the foregoing, in the event that within twelve (12) months next following the Article III Closing Date,
          (x) the Company shall issue or sell any equity securities (other than non-participating, non-voting preferred stock not convertible into common shares), or (y) an Investor shall sell any Shares, at a price having a present value at the time of the issuance or sale in excess of the Fair Market Value of each of the Shares of a Management Shareholder which was sold pursuant to this Article III (subject to adjustments for stock splits, reverse stock splits, reclassifications, stock dividends and like actions), then for the purposes of this Section 3.5 the Fair Market Value shall be deemed to be the price per Share at which such Shares were issued or sold (subject to adjustments for stock splits, reverse stock splits, reclassifications, stock dividends and like actions). In such event, the Company and/or the Purchasers (as the case may be) shall make such adjustments to the Purchase Price as shall be required in order that the total amount payable to the Management Shareholder (or his personal representative) and his Permitted Transferees equals what the Purchase Price would have been if said deemed Fair Market Value had been known as of the Article III Closing Date.

          3.6  Priorities.  In the event a Repurchase Right with respect to
               ----------
     a Management Shareholder shall arise at any time after which such Management Shareholder shall have delivered a Transfer Notice but prior to the time any Offer or Third Party Offer shall have been accepted with respect to such Transfer Notice, or in the event both Repurchase Rights and obligations to purchase shall arise under Sections 3.1 and/or 3.2 of Article III, the following rules of priority shall be applied:

               (a)  as between the provisions of Article II and Sections
          3.1 and 3.2 of this Article III, Sections 3.1 and 3.2 shall have priority;

               (b) as between Sections 3.1 and 3.2, Section 3.1 shall have priority.

          3.7  Article III Closing.  Subject to the remainder of this
               -------------------
     Section 3.7, any purchase of Shares pursuant to this Article III shall be consummated ("Article III Closing") at the Company's principal office at 10:00 a.m., prevailing business time, on the date ("Article III Closing Date") which is (x) the 90th day after the date of occurrence of the event giving rise to the Repurchase Right or obligation to purchase Shares pursuant to this Article III, unless an appraisal demand is exercised, or (ii) in the event an appraisal demand is exercised pursuant to Section 3.5, the 30th day after the date on which the Company receives the written report of the Appraiser pursuant to Section 3.5. The Company may, in its sole discretion upon not less than three days prior notice to the respective Transferor(s), accelerate the Article III Closing to any other date which is after the date of occurrence of such event and, in the case where an appraisal has been conducted pursuant to Section 3.5, after the receipt by the Transferor and respective Transferee(s) of a written report of the Appraiser pursuant to Section 3.5, in which event such accelerated date, subject to the next following sentence, shall be the
     Article III Closing Date. If said date is a Saturday, Sunday or legal holiday, the Article III Closing shall occur at the same time and place on, and the Article III Closing Date shall be, the next succeeding business day. At the Article III Closing, each Person selling Shares shall deliver certificates representing the Shares being purchased, duly endorsed, and each shall furnish such other evidence, including applicable inheritance and estate tax waivers and releases, as may reasonably be necessary to effect the Transfers of Shares. The Company and/or other Purchaser shall make the payments, deliver the notes, and effect the pledges, which are set forth in
     Section 3.4.

          3.8  Failure to Deliver Shares.  In the event the Company,
               -------------------------
     Management Shareholders or Investors exercise one or more options to purchase Shares pursuant to this Article III, or the Company becomes obligated to purchase Shares pursuant to this Article III, and in the event a Management Shareholder or Permitted Transferee whose Shares are to be purchased pursuant to this

     Article III fails to deliver them on the Article III Closing Date, the Company and/or such Shareholders purchasing Shares pursuant to this
     Article III may elect to deposit the cash and promissory note representing the Purchase Price with an escrow agent. In the event the Company and/or such Shareholders do so, the Shares shall be deemed for all purposes (including the right to vote and receive payment of dividends) to have been transferred to the purchasers thereof, the Company shall issue new certificates representing the Shares to the purchasers thereof, and the certificates registered in the name of the Shareholders obligated to sell them shall be deemed to have been cancelled and to represent solely a right to receive payment of the Purchase Price, without interest, from the escrow. If the proceeds of sale have not been claimed by the Management Shareholder and each Permitted Transferee whose Shares were purchased pursuant to this
     Article III prior to the third anniversary of the Article III Closing Date, the escrow deposits, and all interest earned thereon, shall be returned to the respective depositors, and the Management Shareholder and each Permitted Transferee whose Shares were purchased shall look solely to the purchasers for payment of the purchase price. The escrow agent shall not be liable for any action or inaction taken by him in good faith.

                                   ARTICLE IV
                                   -----------
                    Restrictions on the Company's Ability to
                           Purchase and Pay for Shares
                    -----------------------------------------

          4.1  Restriction on the Company's Right to Purchase.
               ----------------------------------------------
      Notwithstanding anything to the contrary contained in this Agreement, the Company shall not have the right to exercise any Repurchase Right to purchase such number of Shares, and shall not be obligated to purchase such number of Shares, if such purchase would result in a violation of applicable law (including, without limitation, the applicable corporate law of the Company's state of incorporation) or of any contract to which the Company shall be a party (including, without limitation, a violation of any covenants which may be contained in any loan agreement or indenture in effect from time to time), subject to the following:

               (a) the Company shall, during the six month period (the "Cure Period") following the date on which the Article III Closing would have occurred but for the provisions of this
          Section 4.1, use reasonable efforts and take such actions as may be necessary (including, without limitation, remedying any impairment of its capital or reconstituting its surplus) so that the Company may purchase the Shares without such purchase constituting a breach of contract or violation of law, as the case may be (which shall not entail or require the sale of additional securities). Any such actions, if effective, are referred to herein as a "Cure". Within ten days next following the end of the Cure Period, the Company shall notify the Management Shareholder and all Permitted Transferees whose Shares are subject to purchase under Article III, of whether a Cure has been effected;

               (b) if the Company shall not have effected a Cure within the Cure Period that will enable it to purchase all Shares which it could not purchase on the date on which the Article III Closing would have occurred but for the operation of this Section 4.1, then, immediately after the expiration of the Cure Period, the Company shall give notice of that fact to each of the Management Shareholders and each of the Investors, and the Management Shareholders and each of the Investors shall have Repurchase Rights as to the remaining Shares to the same extent as if they arose pursuant to Sections 3.2(b) and 3.2(c) (except that the periods in which such rights may be exercised shall be measured from the date of notice of expiration of the Cure Period), for the price and on the terms and conditions with respect to which such Shares were purchasable by the Company;

               (c) if the respective Repurchase Rights exercised by the Management Shareholders and the Investors pursuant to paragraph
          (b) call for the purchase in the aggregate of more than the number of Shares subject to purchase under the options described in paragraph (b), then the provisions of Section 3.2(c) shall apply;

               (d)  if the Repurchase Rights granted pursuant to paragraph
          (b) are not exercised, or the respective Repurchase Rights exercised by the Management Shareholders and the Investors pursuant to paragraph (b) call for the purchase in the aggregate of less than the number of Shares subject to purchase under paragraph (b), and if those Repurchase Rights arose by reason of the Company's inability, under paragraphs (a) and (b) of this
          Section 4.1, to fulfill its obligation to purchase Shares arising pursuant to Section 3.1, then from and after the date on which said Repurchase Rights are no longer exercisable, the Shares which the Company would have been obligated under Section 3.1 to purchase, but for this Section 4.1, shall thereafter no longer be subject to Section 3.1, but shall remain subject to all remaining provisions of this Agreement, and shall further be subject to paragraph (e);

               (e)  in the event Shares are not purchased pursuant to
          Section 3.1 by reason of the application of the foregoing provisions of this Section 4.1, and in the event the Company shall thereafter become able to purchase the Shares without violating applicable law or any agreement to which it is a party, it shall give written notice of that fact to the personal representative of the deceased Management Shareholder and his Permitted Transferees (the "Delayed Purchase Notice"). In the event the Company shall give a Delayed Purchase Notice, the Management Shareholder or the personal representative of the deceased Management Shareholder (or, if the Shares shall have been distributed to the heirs or devisees of the deceased Management Shareholder, such heirs or devisees) and such deceased Management Shareholder's Permitted Transferees, shall each have the option, exercisable not later than 90 days after the date of delivery of the Delayed Purchase Notice, to sell to the Company all (but not less than all) of the Shares owned by such Management Shareholder, personal representative, heir, devisee or Permitted Transferee (as the case may be), at the price and on the terms contained in Sections 3.3, 3.4, 3.5, 3.6, 3.7 and 3.8 of Article III; provided, however, that for the purposes of the
                          --------  -------
          foregoing (x) the Valuation Date shall be the last day of the month next preceding the month in which the Delayed Purchase Notice is delivered; and (y) the Management Shareholder or the personal representative of the deceased Management Shareholder, as the case may be, shall act on his own behalf and on behalf of such heirs, devisees and Permitted Transferees for the purposes of Section 3.5.

     Each Shareholder purchasing Shares pursuant to the Repurchase Rights set forth in paragraph (d) shall be obligated to pay only that portion of the Purchase Price as is attributable to the Shares purchased by him. In the event the Company, the Management Shareholders and/or the Investors purchase Shares pursuant to this Article IV, the time of closing of such purchase and the maturity dates of the installment payments following the Article III Closing Date shall all be extended in order to accommodate the additional periods of time contemplated by this Section 4.1 in connection with the effecting of a Cure and/or the exercise of the Repurchase Rights set forth in paragraph (b).

          4.2  Restriction on the Company's Obligation to Make Payments.
               --------------------------------------------------------
     Notwithstanding any provision of this Agreement to the contrary, the Company's obligations contained herein to make any payment during a fiscal year on account of the Purchase Price of Shares which it has previously purchased, or with respect to which it is obligated to purchase or has a Repurchase Right pursuant to Sections 3.1 or 3.2, respectively, of this Agreement, shall be suspended to the extent the making of such payment, together with the making of all other payments to be made during such fiscal year on account of the Company's purchases of Shares pursuant to this Agreement, would result in a violation of applicable law (including, without limitation, the corporate law of the state of the Company's incorporation), or the terms of any contract (including, without limitation, any covenant contained in any loan agreement or indenture to which the Company is a party). In the event applicable law or the terms of any contract would be so violated:

               (a)  subject to the right provided in paragraph (b), if the
          Article III Closing has occurred, the Company's obligation to make such payments shall be tolled until such time as such law or contract (as the case may be) would not be violated by the making of such payment, in which event interest shall continue to accrue under the notes which were delivered on the Article III Closing Date; and

               (b) if any portion of the Company's obligation to a former Management Shareholder or former Permitted Transferee, as the case may be, has been tolled pursuant to paragraph (a) for a period in excess of one year from the date on which the obligation was originally payable, said former Management Shareholder or former Permitted Transferee, by written notice delivered to the Company, may elect to rescind the sale of all Shares the proceeds of sale of which are represented by unpaid notes made by the Company which are owed to that former Management Shareholder or former Permitted Transferee. Upon any such rescission, the Shares which are reissued to that former Management Shareholder or former Permitted Transferee shall be subject to the provisions of this Agreement, as if they had never been repurchased by the Company, and, if reissued, the former Management Shareholder or former Permitted Transferee, shall again be a Management Shareholder or Permitted Transferee (as the case may be) for the purposes of this Agreement.

     In the event payments are suspended pursuant to this Section 4.2, at such time as the Company is able to resume making payments without violation of such law or covenant, the Company shall first make payment of arrearages on a proportional (to the amount of the arrearages, and to the oldest arrearages first) basis, and shall then make regularly scheduled payments. In the event that the Company shall enter into a loan agreement pursuant to which loans outstanding on a Article III Closing Date are refinanced, the Company shall use its best efforts to obtain a restriction on payments in respect of purchases of its Shares which is no less restrictive to the Company than the restriction in effect on the Article III Closing Date.

                                    ARTICLE V
                                    ----------
                Demand, Piggyback, Co-Sale and Preemptive Rights
                -------------------------------------------------

          5.1  Demand Registration Rights.  Each of the three Groups (as
               --------------------------
     herein defined) shall have the following Demand Registration rights:

               (a) at any time after 90 days after the first registration of shares of common stock of the Company under the Act (other than any registrations on Form S-8 or any form substituting therefor), any Group may make a written request of the Company (a "Demand") for registration with the Commission, under and in accordance with the provisions of the Act and this Section 5.1, of all or part of its Registrable Securities (a "Demand Registration"), subject to the following:

                    (i) As used herein, each of (w) the CDA Funds, (x) Pegasus, and (y) GE Capital shall be considered a "Group". The Investors shall be entitled to the following number of
               Demands: (x) each Group shall each be entitled to two Demand Registrations (other than Demand Registrations on Form S-3 promulgated by the Commission or any successor form), and (y) at any time at which the Company is eligible to register Registrable Securities on Form S-3 or any successor form, each Group shall be entitled to an unlimited number of Demand Registrations on Form S-3;

                    (ii) if:

                         (A)  the Company has filed, or has taken
                    substantial steps toward filing, a registration statement relating to any of the Company's securities, and the managing underwriter of the offering to which such registration relates or, if not an underwritten offering, the Board of Directors, is of the opinion that the filing of a

                    Registration Statement relating to a Demand
                    Registration would adversely affect the offering by the Company of, or the market for, its securities; or

                         (B) the Board of Directors determines in the exercise of its reasonable judgment that the Company's ability to pursue a contemplated merger, acquisition, significant sale of assets or other significant business transaction (authorization for the negotiation of which has been obtained from the Board of Directors) would be adversely affected by the filing of a Registration Statement with respect to a Demand Registration;

               the Company may defer such Demand Registration for a single period not to exceed 120 days; and

                    (iii) if the Company shall elect to defer any Demand Registration pursuant to the terms of subparagraph (ii), no Demand shall be deemed to have been made for the purposes of this Section 5.1 unless and until the Demand Registration has become effective in accordance with paragraph (b) below;

          All Demands made pursuant to this paragraph (a) shall specify the aggregate number of Registrable Securities requested to be registered, the intended methods of disposition thereof (if known) and the anticipated price per Share (expressed as a minimum price before expenses and commissions) at which the Registrable Securities will be sold pursuant to the Demand Registration;

               (b) a Demand shall not be counted as such for the purposes of paragraph (a) until the Registration Statement relating thereto shall have been (i) filed with the Commission, (ii) declared effective by the Commission and (iii) maintained continuously effective for a period of at least 120 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration. If a Demand Registration shall have occurred, a subsequent Demand shall not be made by any Group prior to 120 days after the expiration of the period described in the preceding sentence;

               (c) immediately upon receipt of a Demand, the Company shall give written notice to all Shareholders and all holders of Warrants (so long as such Warrants are exercisable), stating that a member of a Group has made a Demand. Each remaining Shareholder and all holders of Warrants (so long as such Warrants are exercisable) upon written notice to the Company delivered within 15 days next following the date on which the Demand is made, may elect to include all or any portion of its respective Registrable Securities in the Demand Registration. If, however, in any Demand Registration the managing underwriter or underwriters thereof (or in the case of a Demand Registration not being underwritten, an independent underwriter, of nationally recognized standing, selected by the holders of a majority of the Registrable Securities being registered therein, whose fees and expenses shall be borne by the Company), shall advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering or the market for the Registrable Securities, the Company will include in such Demand Registration only the number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold without having a material adverse effect on the success of the offering or the market for the Registrable Securities, in the following order of priority:

                    (i) first, the Registrable Securities requested to be included in such Demand Registration by the holder of Registrable Securities who have made such requests in accordance with paragraphs (a) and (c) of this Section 5.1; provided, however, that if in the opinion of such
               --------  -------
               underwriter(s), not all such Registrable Securities can be so included without having a material adverse effect on the success of the offering or the market for the Registrable Securities, the number of Registrable Securities which in the opinion of such underwriters can be included shall be allocated pro rata among the holders of such Registrable Securities on the basis of the respective numbers of Registrable Securities requested to be included by each of them;

                    (ii) second, Registrable Securities to be issued and
               sold by the Company requested to be included in such Demand Registration shall be included, but only to the extent that in the opinion of such underwriter(s) they may be included without having a material adverse effect on the success of the offering or the market for the Registrable Securities;

               (d) if a Demand Registration is to be an underwritten offering, the Group which made the Demand shall select a managing underwriter or underwriters of recognized national standing to administer the offering, who shall be approved by the Board of Directors in accordance with Section 6.4(a).

          5.2  Piggyback Registration Rights.  The Shareholders and holders
               -----------------------------
     of Warrants (so long as such Warrants are exercisable) shall have the following Piggyback Registration rights:

               (a) whenever during the period commencing on the date hereof and ending on the tenth anniversary of the date hereof the Company proposes to register any equity securities under the Act (other than any registrations on Form S-4 or S-8 or any form substituting therefor), the Company will give written notice to all holders of Registrable Securities and the Warrants (so long as such Warrants are exercisable), at least 30 days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the proposed offering price (if known), the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice. Subject to paragraph (b) below, the Company shall include in such registration all Registrable Securities with respect to which written requests for inclusion therein have been delivered by holder of Registrable Securities to the Company within 15 business days after the date of delivery of the Company's notice (a "Piggyback Registration"). Except as may otherwise be provided in this Article V, Registrable Securities with respect to which such requests for registration have been received will be registered by the Company and offered for sale to the public in a Piggyback Registration pursuant to this
          Article V on the same terms and subject to the same conditions as are applicable to any similar securities of the Company included therein;

               (b) If in any Piggyback Registration the managing underwriter or underwriters thereof (or in the case of a Piggyback Registration not being underwritten, an independent underwriter, of nationally recognized standing, selected by the Board of Directors in accordance with Section 6.4(a), whose fees and expenses shall be borne by the Company), shall advise the Company in writing that in its or their reasonable opinion the number of Registrable Securities proposed to be sold in such Piggyback Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering of securities to be sold by the Company in such Piggyback Registration, the Company will include in such Piggyback Registration (in addition to the equity securities the Company proposes to sell) only the number of Registrable Securities owned by the holder of Registrable Securities requesting such Piggyback Registration, if any, which, in the opinion of such underwriter or underwriters can be sold without having such a material adverse effect. If some, but not all, of such Registrable Securities can be so included, the number of Registrable Securities which in the opinion of such underwriter or underwriters can be included shall be (x) first the following number of Registerable Securities shall be allocated to Trust: the least of (A) the Registrable Securities requested to be included in such Demand Registration by Trust (B) 1,250 Shares less Shares of Trust previously registered and sold pursuant to
          ----
          Sections 5.1 through 5.11 herein (in both cases, as such number of Shares would be adjusted for stock dividends, stock splits, reclassifications, or like actions) and (C) the number of Registrable Securities which in the opinion of such underwriters can be included in such Piggyback Registration, and (y) then, the remaining number of Registerable Securities which may be so included shall be allocated pro rata among the holders of Registrable Securities requesting such Piggyback Registration on the basis of the respective numbers of Registrable Securities requested to be included by each of them (less, in the case of Trust, any shares to be allocated to Trust pursuant to clause (x) above);

               (c) if any Piggyback Registration is an underwritten offering, the Board of Directors, in accordance with Section 6.4(a), will select a managing underwriter or underwriters of nationally recognized standing to administer the offering; and

               (d) notwithstanding anything to the contrary contained in this Section 5.2, the Company shall not be obligated to include any Registrable Securities in any registration statement filed by the Company if counsel to the Company who is reasonably satisfactory to the holders of Registrable Securities who have made a request pursuant to paragraph (a) of this Section 5.2 shall render an opinion to such holder of Registrable Securities to the effect that (i) registration is not required for the proposed transfer of such Registrable Securities or (ii) a post-effective amendment to an existing registration statement filed simultaneously with the proposed transfer would be sufficient for such proposed transfer, and the Company in fact files such a post-effective amendment.

          5.3  Registration Procedures.  With respect to any Demand
               -----------------------
     Registration or Piggyback Registration (generically, a
     "Registration"), the Company will, subject to subparagraph 5.1(a)(iii) and Section 5.5, as expeditiously as practicable:

               (a) prepare and file with the Commission as soon as practicable a registration statement or registration statements (the "Registration Statement") relating to the applicable Registration on any appropriate form under the Act which shall be available for use in connection with the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and if required the Company shall undergo and pay a special audit to effect such Registration. The Company will use its best efforts to cause such Registration Statement to become effective (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Act if so requested by a representative of the Group making a Demand). The Company shall not be deemed to have breached such "best efforts" undertaking if it shall take any action which is required under applicable law, or shall take any action in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets;

               (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep each Registration Statement effective for a period of not more than 120 days after the date of its effectiveness, or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause each prospectus required in connection therewith (a "Prospectus") to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period, in accordance with the intended method or methods of distribution by the sellers thereof as set forth in the Registration Statement or supplement to the Prospectus;

               (c) promptly notify the selling holders of Registrable Securities and the managing underwriters, if any (and, if requested by any such Person, confirm such advice in writing), of:

                    (i) the date on which the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, the date on which the same has become effective;

                    (ii) any written request by the Commission for
               amendments or supplements to the Registration Statement or the Prospectus or for additional information;

                    (iii) the issuance by the Commission of any stop order
               suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                    (iv) the receipt by the Company of any written request
               by any state securities authority for additional information or written notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (v) the happening of any event which makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading in the light of the circumstances under which they were made;

               (d) make every reasonable effort (taking into account the interest of all selling holders of Registrable Securities, the Company, and its officers and directors) to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should reasonably be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, in the case of an underwritten offering, information with respect to (i) the number of Registrable Securities being sold to such underwriters in a firm commitment underwriting and the purchase price being paid therefor by such underwriters, and
          (ii) any other terms of the underwriting; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (f) furnish to each selling holder of Registrable Securities and each managing underwriter (if any), without charge, at least one signed copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and, to the extent reasonable, all exhibits (including those incorporated by reference);

               (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling holder of Registrable Securities and underwriters may reasonably request; the Company consents to the use, in accordance with the Act, of each Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

               (h) in connection with any Registration of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the holders of not less than 25% of the Registrable Securities covered by the Registration Statement or the managing underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation in any such jurisdiction or to submit to the general service of process in any such jurisdiction;

               (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold free from any restrictive legends; and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

               (j) use reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in the jurisdictions contemplated by paragraph (h) of this Section 5.3;

               (k) upon the occurrence of any event contemplated by subparagraph (ii), (iv) or (v) of paragraph (c) of this Section 5.3, prepare any required supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (l) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities;

               (m) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith which are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, and, in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten Registration:

                    (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, and agree to such indemnification and contribution provisions and procedures in such form, substance and scope as are reasonably required and customarily made by issuers to underwriters in primary underwritten offerings;

                    (ii) obtain opinions of counsel to the Company and
               updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters reasonably required and customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters and holders;

                    (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters received by underwriters in connection with primary underwritten offerings;

                    (iv) deliver such documents and certificates as may
               reasonably be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with subparagraph (m) (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder;

               (n) make available for inspection by a representative of the holders of a majority of the Registrable Securities as to which any Registration is being effected, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by the sellers or underwriter, at reasonable times and upon reasonable prior notice, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order of any regulatory body having jurisdiction;

               (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (which may be accomplished through compliance with Rule 158 under the Act), earning statements satisfying the provisions of Section 11(a) of the Act, for the twelve month period:

                    (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering; or

                    (ii) if not sold to underwriters in such an offering,
               commencing with the first month of the Company's first fiscal quarter after the quarter in which the Registration Statement became effective.

          Said earning statements shall be furnished within 45 days after the expiration of such 12-month period unless such 12-month period constitutes a fiscal year, in which latter event said statements shall be furnished within 90 days after the expiration of such 12-month period;

               (p) cause (i) all the Registrable Securities covered by such registration to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange,
          (ii) if no similar securities are then so listed or if the listing of such Registrable Securities is then not permitted under the rules of such exchange, to either cause all such Registerable Securities to be listed on the New York Stock Exchange ("NYSE"), if the listing of such Registrable Securities is then permitted under the rules of the NYSE, or (iii) if the listing of such Registrable Securities is not permitted under the rules of the NYSE, secure designation of each such Registrable Security as a National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa 2-1 under the Exchange Act or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as issuer of such Registerable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the NASD;

               (q) provide and cause to be maintained a transfer agent and registrar for all Registerable Securities covered by each Registration Statement not later than the effective date thereof; and

               (r) prior to the filing of the Registration Statement, any Prospectus or any other document that is to be incorporated by reference into the Registration Statement or the Prospectus after initial filing of the Registration Statement, provide copies of each such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any; make the Company's representatives available, at reasonable times and upon reasonable prior notice, for discussion of such document; and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

     The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company in writing or orally as the Company may request, such information regarding such seller and the proposed distribution of such securities as the Company may from time to time reasonably request in writing. Each holder of Registrable Securities agrees that upon receipt of notice from the Company of the happening of any event of the kind described in subparagraph (c)(ii), (iii) (iv) or (v) of this Section 5.3, such holder of Registrable Securities will forthwith discontinue disposition of Registrable Securities (but in the case of subparagraph
     (c)(iv) of this Section 5.3, only in the applicable jurisdiction or jurisdictions, as the case may be) pursuant to the Registration Statement until such holder of Registrable Securities has received copies of the supplemented or amended Prospectus as contemplated by paragraph (k) of this Section 5.3, or until it has been advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, such holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder of Registrable Securities's possession), of the Prospectus covering such Registrable Securities which is current at the time of receipt of such notice. In the event the Company shall give any notice of the happening of any event of the kind described in subparagraph (c)(ii), (iii) or (v) of this Section 5.3, the 120-day period referred to in paragraph (b) of this Section 5.3 shall be extended by the number of days during the period from the date of the giving of such notice to the date when each seller of Registrable Securities covered by such Registration Statement shall have received either the copies of the supplemented or amended Prospectus contemplated by paragraph (k) of this Section 5.3 or the Advice (as the case may be), both dates inclusive.

          5.4  Restrictions on Public Sale.  Each holder of Registrable
               ---------------------------
     Securities whose Registrable Securities are included in a Registration Statement agrees not to effect any public sale or distribution of the securities of the Company, of the same or similar class or classes as the securities included in such Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the 15-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement (except as part of such Registration), if and to the extent requested by the Company in the case of a non-underwritten public offering, or if and to the extent requested by the managing underwriter or underwriters, in the case of an underwritten public offering.

          5.5  Other Registrations.  The Company agrees not to effect any
               -------------------
     public sale or distribution of any securities similar to the Registrable Securities being registered, or any securities convertible into or exchangeable or exercisable for such securities during the 15-day period prior to, and during the 120-day period beginning on, the effective date of any Registration Statement filed in connection with a Demand made pursuant to Section 5.1(a).

          5.6  Registration Expenses.  Expenses incident to Registrations
               ---------------------
     pursuant to this Article V shall be borne as follows:
               (a) all expenses incident to the Company's performance of or compliance with this Agreement ("Registration Expenses") and the fees and expenses of one law firm and one accounting firm retained by the holders of a majority of Registrable Securities included in any registration (which selection shall be made in consultation with the Selling Shareholders) will be borne by the Company. Registration Expenses shall include, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters), all other costs and expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on the NASDAQ National Market System, and all other costs and expenses incurred by the Company in connection with any Registration hereunder. Notwithstanding the preceding sentence, Registration Expenses shall not include the costs and expenses of any holder of Registrable Securities for underwriters' commissions and discounts, brokerage fees and transfer taxes with respect to the holder of Registrable Securities to be Transferred pursuant to the Registration, or the fees and expenses of any other counsel, accountants or other representatives retained by any holder of Registrable Securities (other than the law firm and accounting firm specifically discussed in this Section 5.6(a), all of which shall be paid by the respective holder of Registrable Securities who are selling Registrable Securities pursuant to the Registration;

               (b) if the holders of Registrable Securities possessing, in the aggregate, a majority of the Registrable Securities covered by a Registration Statement which has been filed (or which the Company notifies such holders it is prepared to file within five days) pursuant to Section 5.1(a), but has not yet become effective, shall request the

          Company to withdraw (or to cease the preparation of) such Registration Statement, the Company shall use its best efforts to withdraw (or cease the preparation of) such Registration Statement; provided, however, that if prior to the date which is 180 days after the date on which the Registration Statement was withdrawn or the preparation thereof was ceased, the holders of 90% of the Registrable Securities covered by such Registration Statement may thereafter request the Company to refile (or to recommence the preparation of) such Registration Statement, if permitted under the Act, the Company shall use its best efforts to do so, and such Registration Statement shall not constitute a second Demand pursuant to Section 5.1; provided further, that as a condition to any such request, such holders of the Registrable Securities shall agree in writing to reimburse the Company for all Registration Expenses over and above those which the Company, by proceeding, would have incurred had such initial Registration Statement not been withdrawn (or the preparation thereof ceased). Except as provided above, in any offering initiated as a Demand Registration pursuant to Section 5.1(a), the Company shall pay all Registration Expenses in connection therewith, whether or not the Registration Statement relating thereto becomes effective.

          5.7  Indemnity and Contribution.  The parties shall be entitled
               --------------------------
     to indemnity and contribution in connection with Registrations, as follows:

               (a) the Company agrees to indemnify each holder of Registrable Securities, its officers, directors and agents and each Person who (within the meaning of the Act) controls such holder of Registrable Securities, and hold them harmless against, all losses, claims, damages, liabilities and expenses (which, subject to the limitations herein contained, shall include reasonable attorneys' fees) resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except insofar as the same are caused by any such untrue statement or alleged untrue statement or omission or alleged omission being based upon or contained in any information relating to such holder of Registrable Securities furnished in writing to the Company by such holder of Registrable Securities or his, her or its representatives expressly for use therein or by such holder of Registrable Securities' or such holder of Registrable Securities' agent's failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such holder of Registrable Securities with a sufficient number of copies of the same), or
          (ii) the Company's failure to perform its obligations under this
          Section 5.7. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who (within the meaning of the Act) controls such Persons, to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. Notwithstanding the foregoing, the Company shall not be obligated to indemnify any holder of Registrable Securities (including the indemnified parties related to such holders) with respect to any losses, claims, damages, liabilities or expenses to the extent the same result from the breach by such holder of the agreements set forth in the last paragraph of Section 5.3;

               (b) in connection with any Registration in which any holder of Registrable Securities is participating, each such holder of Registrable Securities will furnish to the Company in writing such information with respect to such holder of Registrable Securities as the Company reasonably requests for use in connection with any Registration Statement or Prospectus, and such holder of Registrable Securities shall indemnify the Company, its directors and officers, each underwriter and each Person who (within the meaning of the Act) controls the Company or any such underwriter, and hold them harmless, against any losses, claims, damages, liabilities and expenses (which, subject to the limitations herein contained, shall include reasonable attorneys' fees) resulting from (i) a breach by such holder of Registrable Securities of the provisions of the last paragraph of
          Section 5.3, (ii) any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or Prospectus or preliminary Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made, not misleading, to the extent (but only to the extent) that such untrue statement or omission is contained in any information relating to such holder of Registrable Securities so furnished in writing by such holder of Registrable Securities or his, her or its representative specifically for inclusion therein, or (iii) such holder of Registrable Securities' failure to perform his obligations under this Section 5.7; provided, however, that the liability of each holder of Registrable Securities under this Section 5.7(b) shall be limited to the amount of net proceeds received by such holder in the offering giving rise to such liability. The Company shall be entitled to receive customary indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, with respect to information with respect to such Persons so furnished in writing by such Persons or their representatives specifically for inclusion in any Prospectus or Registration Statement;

               (c)  any Person entitled to indemnification hereunder will:

                    (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or any threat thereof made in writing for which such indemnified party will claim rights of indemnification or contribution pursuant to this Section 5.7; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under paragraphs
               (a) and (b) next above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice; and

                    (ii) unless in such indemnified party's reasonable
               judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to unconditionally (but subject to the exceptions herein contained) assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.

          If the defense is so assumed by the indemnifying party, the indemnifying party shall lose its right to defend and settle the claim if it fails to proceed diligently and in good faith with the defense of the claim. If the defense of the claim is not so assumed by the indemnifying party, or if the indemnifying party shall lose its right to defend and settle the third party claim as provided in the previous sentence, the indemnified party shall have the right to defend and settle the claim provided that the indemnified party gives the indemnifying party not less than 10 days prior written notice of any proposed settlement. If the defense is assumed by the indemnifying party and is not lost as provided above, subject to the provisions of the following sentence, the indemnifying party shall have the right to defend and settle the claim. Notwithstanding the preceding sentence, (A) in connection with any settlement negotiated by a party pursuant to this Section 5.7(c) (a "Settling Party"), the other party (the "Other Party") shall not be required by a Settling Party (x) to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Other Party and the Company of a release from all liability in respect of such claim or litigation, (y) to enter into any settlement that attributes by its terms liability to the Other Party and the Company, or (z) to consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice and (B) the Company shall be required to consent to the terms of any such settlement (which consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels;

               (d) if for any reason the rights of indemnification provided for in paragraphs (a) and (b) of this Section 5.7 are unavailable to an indemnified party as contemplated by such paragraphs (a) and (b), then the indemnifying party in lieu of indemnification shall contribute to the amount paid or payable by the indemnified party (which, subject to the limitation provided in paragraph (c) next above, shall include legal fees and expenses paid) as a result of such loss, claim, damage, liability or expense (i) in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party as well as other equitable considerations, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations;

               (e) the Company and the holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to paragraph (d) next above were determined by pro rata allocation or other method of allocation which does not take account of equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person not guilty of such misrepresentation. The obligations of the holders of Registrable Securities to contribute pursuant to paragraph 5.7(d) are several and not joint;

               (f) if indemnification is available under this Section 5.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in paragraphs (a) and (b) hereof without regard to (x) the relative fault of, and the relative benefit received by, the indemnifying party or indemnified party or (y) any other equitable considerations.

          5.8  Rule 144.  Once the first registration statement filed by
               --------
     the Company under the Act (other than any registration statement on Form S-4 or S-8 or any form substituting therefor) has become effective, the Company will file the reports required to be filed by it pursuant to the Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder, and will take such further actions as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder of Registrable Securities to effect sales of Registrable Securities without registration under the Act within the limitations of the exemption provided by Rule 144, if applicable to the sale of Registrable Securities, or any similar rule or regulation hereafter adopted by the Commission. At any reasonable time and upon request of a holder of Registrable Securities, the Company will deliver to that holder of Registrable Securities a written statement as to whether it has complied with such informational requirements. Notwithstanding the foregoing, upon thirty (30) days prior written notice to all holders of Registrable Securities, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the provisions of the Exchange Act and the rules and regulations thereunder.

          5.9  Participation in Underwritten Registrations.  No holder of
               -------------------------------------------
     Registrable Securities may participate in any underwritten
     Registration hereunder unless such holder of Registrable Securities has:

               (a) agreed to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to select the underwriter pursuant to Sections
          5.1 and 5.2 above; and

               (b) accurately completed in a timely manner and executed all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

          5.10 Other Registration Rights.  Except as granted herein to the
               -------------------------
     holder of Registrable Securities, the Company will not grant any Person (including the holders of Registrable Securities) any demand or piggyback registration rights with respect to the shares of common stock of the Company (or securities convertible into or exchangeable for, or options to purchase, shares of common stock of the Company), other than piggyback registration rights that are not inconsistent with the terms of this Article V. Any right to prior or pro rata inclusion in a Registration Statement with the Registrable Securities entitled to the benefits of this Article V shall be deemed to be inconsistent with the terms of this Article V. Except as provided in
     Section 5.1(c), the Company shall not grant to any Person the right to piggyback on a Demand Registration.

          5.11 Amendments and Waivers.  The provisions of Sections 5.1-5.11
               ----------------------
     of this Article V, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless such amendment, modification, supplement, waiver or consent shall have been approved by not less than 2/3 of the members of the Board of Directors and the Shareholders and holders of Warrants in accordance with
     Section 7.5.  Notwithstanding the foregoing:

               (a) an amendment, modification, supplement, waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose Registrable Securities are being sold pursuant to a Registration

          Statement, that relates to the Registrable Securities being so sold, and that does not directly or indirectly affect the rights of the other holders of Registrable Securities or Registrable Securities not being so sold, may be given by the holders of a majority of the Registrable Securities being sold by such holder of Registrable Securities; and

               (b) no amendment, modification, supplement, waiver or consent to the departure from its terms with respect to Section
          5.7 shall be effective with respect to any Registration against any holder of Registrable Securities who participated in such Registration and is entitled to its protection unless consented to in writing by such holder.

          5.12 Co-Sale Right.  No Investor (including, without limitation,
               -------------
     any of its Exempt Transferees) may accept one or more Third Party Offers solicited by or for it pursuant to Section 2.7 involving a Transfer (alone or with other Investors and/or Exempt Transferees), in a single transaction or a series of transactions, of a number of Shares in excess of 33-1/3% of the aggregate number of Shares owned by such Investor as of the date hereof (subject to adjustment for stock dividends, stock splits, reclassifications, or like actions and including, for purposes of this calculation, all Shares previously Transferred or to be Transferred by such Investor (and its Exempt Transferees) pursuant to Sections 2.2(d) or 2.7 of this Agreement) unless each Shareholder and each of the holders of Warrants (so long as such Warrants are exercisable) has been offered an equal opportunity to participate in such transaction or transactions, on the terms set forth in this Section 5.12. In order to effectuate the foregoing:

               (a) the Investor proposing to make such a Transfer or Transfers shall deliver a written notice ("Co-Sale Notice") to the Company, prior to making any Transfer of Shares. The Co-Sale Notice shall state such Investor's bona fide intention to Transfer Shares, the number of Shares to be Transferred, the expected closing date of the transaction, the identity of the potential transferee, the consideration per Share to be Transferred, confirmation that the Transferee has been informed of the provisions of this Section 5.12 and has agreed to purchase the Shares proposed to be sold in accordance with the terms hereof and, if applicable, a description of all Transfers in which such Investor and its Exempt Transferees have participated or in which it and/or its Exempt Transferees have agreed to participate within the prior six months. In the event that the restrictions upon Transfer contained in this Section

          5.12 are applicable to the Transfer with respect to which such Co-Sale Notice has been delivered, the Company shall promptly deliver a copy of such Co-Sale Notice to each Shareholder and the holders of Warrants;

               (b) each Shareholder and (so long as such Warrants are then exercisable) the holder of any Warrant may elect to participate in the proposed Transfer by delivering written notice (the "Election Notice") to the Company and the Investor who served the Co-Sale Notice within 15 days next following the date of service of the Co-Sale Notice, setting forth the number of Shares (including, without limitation, Warrant Shares) which such Shareholder has elected to sell to the Transferee. Each Shareholder and holders of Warrants (so long as such warrant is exercisable) shall have the right to sell up to a number of Shares which bears the same ratio to the number of Shares owned by such Shareholder (or Warrant Shares that would be owned by such holder of the Warrant upon the exercise in full of the Warrant) as the number of Shares to be sold by the Investors who served the Co-Sale Notice to the Transferee in the transaction or transactions bears to the aggregate number of Shares then owned by such Investors. The number of Shares which such Investors would otherwise sell to the Transferee shall be reduced by the aggregate number of Shares as to which the Shareholders and holders of Warrants have delivered Election Notices;

               (c) each Shareholder delivering an Election Notice shall deliver to the Transferee at a closing to be held at the executive office of the Company (or as the parties agree), one or more certificates, properly endorsed for Transfer, which represent the number of Shares which such Shareholder shall have elected to Transfer, and may Transfer, pursuant to this Section
          5.12. Such certificates shall be Transferred by each such Shareholder to the Transferee upon consummation of the Shares being Transferred by the Shareholders who served the Co-Sale Notice, on the terms set forth in the Co-Sale Notice, and such Shareholders shall be entitled to receive the proceeds of the Transfer in respect of such certificates. At such time, each holder of Warrants delivering an Election Notice shall deliver to the Transferee (i) one or more certificates for Warrant Shares, properly endorsed for Transfer, which represent the number of Shares which such holder of Warrants shall have elected to Transfer, and may Transfer, pursuant to this Section 5.12; or
          (ii) an unconditional agreement to exercise the Warrant and deliver such sufficient number of Warrant Shares simultaneously with the consummation of the Shares being Transferred by the Shareholder who served the Co-Sale Notice against delivery to such holder of payment therefore provided that any holder of Warrants shall not be required to exercise Warrants except simultaneously with such Transfer and only to the extent that Warrant Shares are included in such Transfer;

               (d) as a condition to the effective exercise of an Election Notice, a Shareholder or holder of Warrants delivering an Election Notice shall join in and agree to be bound by all provisions of the documents pursuant to which the Transferee is to acquire Shares, including without limitation, the making of representations, warranties and indemnities.

     The foregoing provisions of this Section 5.12 shall not apply in the case where an Investor is making a Transfer of Shares to such Investors' Exempt Transferees.

          5.13 Preemptive Rights.  Subject to the provisions of Section
               -----------------
     5.14, each Shareholder and each holder of Warrants (so long as the Warrant is then exercisable) shall have the preemptive right to subscribe for any class of Securities now or hereafter authorized which the Company proposes to issue or sell, such right to be exercisable, with respect to such Shareholder and holder of Warrants for an aggregate amount of such class of Securities up to the product of (x) the amount of such class of Securities to be issued and (y) a fraction, the numerator of which shall equal the number of Shares (on a fully diluted basis after assuming the exercise or conversion of all outstanding Options (to the extent such Options have vested in accordance with its terms), warrants and convertible securities) then held by such Shareholder and holder of Warrants (whether now held or hereafter acquired), and the denominator of which shall equal the aggregate number of Shares then outstanding (on a fully diluted basis after assuming the exercise or conversion of all outstanding Options (to the extent such Options have vested in accordance with its terms), warrants and convertible securities) provided, however, that the
                                          -----------------
     foregoing provisions of this sentence shall not apply to (i) the issuance of Shares pursuant to the exercise of Options, warrants including, without limitation, the Warrants or conversion rights, or
     (ii) the issuance of Shares as consideration in connection with the acquisition of any business.

          5.14  Certain Provisions with respect to GE Capital.  In addition
                ---------------------------------------------
     to its other rights and obligations under this

     Agreement, GE Capital shall have the following additional rights and obligations:

          (a) Rights to Equity Securities:
              ---------------------------
                    (i) Issuance Notice.     In the event the Company shall
          intend to raise capital through the issuance of equity Securities not involving any public offering registered under the Act, the Company shall give written notice to G.E. Capital (an "Issuance Notice"). The Issuance Notice shall describe the type of equity Securities that the Company intends to issue and the aggregate amount to be raised by such offering. During the thirty (30) day period commencing on the date of service of the Issuance Notice, GE Capital shall have the right to offer to purchase the GE Amount (as defined in Section 5.14(a)(v)) (but not less than the GE Amount) of the securities described in the Issuance Notice by delivering a notice (the "GE Capital Notice") to the Company setting forth GE Capital's offer (the "GE Capital Offer") to purchase such Securities, which shall include the price per Security at which GE Capital offers to purchase such Securities and the aggregate total price of the Securities that GE shall purchase. Each GE Capital Notice shall provide that the GE Capital Offer set forth therein is irrevocable for a period of thirty (30) days from the date upon which such GE Capital Notice is delivered to the Company.

                    (ii) Actions Following Service of the GE Capital
          Notice.    During the ten (10) day period following service of
          the GE Capital Notice, GE Capital and the Company shall negotiate in good faith with respect to the GE Capital Offer. Within five
          (5) days after such ten (10) day period has concluded, the Company may either (i) accept the GE Capital Offer or (ii) reject such offer by written notice to GE Capital. If the Company fails to deliver a written notice pursuant to the preceding sentence within said five (5) day period, the Company shall be deemed to have rejected the GE Capital Offer.

                    (iii)  Acceptance of the GE Capital Offer.   If the
          Company accepts the GE Capital Offer, The GE Amount of such Securities (or such amount as the parties agree) shall be issued to GE Capital pursuant to the terms of such offer, and Section
          5.13 shall not apply to the issuance of such Securities. Any purchase of Securities in connection with a GE Capital Offer shall be consummated at the Company's principal office at 10:00 a.m., prevailing local time, as soon as practicable, but in no event later than the later of (i) the date which is 40 days after the date on which such GE Capital Offer was accepted (or deemed accepted) by the Company or (ii) the third business day following the earlier of the expiration or early termination of the waiting period under the HSR Act, if notification of the purchase of Securities would be required under the HSR Act, or at such other place and time as the Company and GE Capital shall agree. At such closing, the Company shall deliver to GE Capital certificates representing the Securities being purchased, duly endorsed, and GE Capital shall pay for such Securities by wire transfer of immediately available funds.

                    (iv)  Rejection of the GE Capital Offer.     If (A) the
          GE Capital Offer is rejected by the Company, (B) no GE Capital offer is made by GE Capital, or (C) the GE Capital Offer, although accepted by the Company, does not cover all of the equity Securities described in the Issuance Notice, then, for a period of 180 days after (x) the rejection of such offer in the case of clause (A) above, (y) the termination of the 30 day period after delivery by the Company of the Issuance Notice in the case of clause (B) above, or (z) the acceptance by the Company of such offer in the case of clause (C) above, the Company may, subject to Section 5.13, issue to any Person the number and type of equity Securities described in the Issuance Notice but not being issued to GE Capital pursuant to this
          Section 5.14(a)(iv). Such issuance shall be at price per unit of such Security which is not less than 95% of the price per unit of such Security set forth in the GE Capital Notice (or at any price should no GE Capital Offer be made), and the price therefor shall be payable to the Company in cash.

                    (v) Limitations. Notwithstanding the provisions of this Section 5.14(a), (x) the foregoing right granted to GE Capital shall apply only to the first $3,000,000 of equity Securities which the Company shall desire to issue after the date hereof (which shall exclude Securities issuable pursuant to the exercise or conversion of Securities of the Company issued on or before the date hereof (including, without limitation, the Options or Warrants)), and (y) the Company shall have no obligations under this Section 5.14(a) if the Company is proposing to issue Shares at a price per Share which is less than $1,600 (as such price shall be adjusted to take into account the effect of stock splits, stock dividends, reclassifications and other changes to the equity capital of the Company) (a "Section 5.14(a)(v)(y) Issuance"). In the event the Company shall be offering or issue less than $3,000,000 of equity Securities in connection with such capital raise, GE Capital shall have the rights described above in connection with any subsequent issuance of equity Securities in a manner not involving a public offering registered under the Act, on the terms and subject to the limitations set forth in the preceding portions of this Section 5.14(a), but only in an amount equal to the amount by which $3,000,000 exceeds the aggregate issuance price of the equity Securities issued during the prior capital raise(s) by the Company (other than Section 5.14(a)(v)(y) Issuances). Once the Company shall have raised a total of $3,000,000 through the issuance of equity Securities after the date hereof, whether through issuances to GE Capital or otherwise (but other than through Section 5.14(a)(v)(y) Issuances), GE Capital shall no longer have any rights under this Section 5.14(a). For purposes of this Section 5.14(a) the "GE Amount" shall equal the lesser of (A) the aggregate amount to be raised by the offering of Securities set forth in the Issuance Notice; and (B) $3,000,000 less amounts raised by the Company in issuances of equity securities described in this Section 5.14(a)(v) (to GE Capital or otherwise, but other than through Section 5.14(a)(v)(y) Issuances).

               (b)  Significant Transactions.  In the event the Company or
                    ------------------------
          the Investors (other than GE Capital) shall propose to engage in a Significant Transaction (as herein defined), the Company or such Investors shall provide GE Capital written notice of such intention, describing the Significant Transaction. GE Capital shall have twenty (20) business days to perform due diligence and to provide the Company or such Investors (as the case may be) with the highest price it is willing to pay for a comparable Significant Transaction. GE Capital may make a proposal with respect to a comparable Significant Transaction within such twenty (20) day period. Following the receipt of such proposal (if any), the Company shall have ten (10) business days in which to accept or reject GE Capital's proposal. During such ten (10) business day period, the Company and the other Investors shall negotiate with GE Capital in good faith with respect to such proposal, provided, however, that the Company or the Investors shall in no circumstances be required to negotiate for any period longer than 10 business days. In the event that the Company or said Investors (as the case may be) accepts GE Capital's offer, the Company (or said Investors, as the case may be) shall work in good faith to close such transaction as quickly as possible. In the event the Company or said Investors (as the case may be) rejects GE Capital's offer (or should GE Capital make no proposal in the above described twenty (20) day period), the Company or said Investors shall be free to engage in the proposed Significant Transaction. For the purposes of this paragraph (b), a Significant Transaction shall mean a transaction where: (i) the Company shall consolidate or merge with any other corporation or entity not a Subsidiary or other Company Affiliate pursuant to a transaction in which the Shareholders of the Company immediately prior to such merger or consolidation shall own less than 50% of the outstanding voting Securities of the surviving corporation, (ii) there occurs a transfer or lease all or substantially all of the Company's and its Subsidiaries' assets to any Person other than the Company, a Subsidiary or other Company Affiliate, or (iii) any Person not a Subsidiary or other Company Affiliate shall purchase or otherwise acquire directly or indirectly the beneficial ownership of Shares and immediately following such purchase or acquisition such Person and its affiliates shall directly or indirectly own in the aggregate 50% or more of the Shares then outstanding.

          5.15 Pull-Along Right.  In the event the CDA Funds (and its
               ----------------
     Exempt Transferees) and either (i) Pegasus (and its Exempt Transferees) or (ii) GE Capital (and its Exempt Transferees) (or all of them) (such Investors and their respective Exempt Transferees, the "Pull-Along Investors") desire to Transfer all or substantially all of the Shares owned by the Pull-Along Investors to a purchaser or related group of purchasers in a single or related series of transactions who are not any of the Pull-Along Investors for a consideration consisting of cash and/or publicly traded securities, the Pull-Along Investors shall have the right to require all the Shareholders and holder(s) of Warrants to Transfer to such purchaser or related group of purchasers the same proportion of the Shares owned by such Shareholders (or, in the case of Warrants, such number of Warrant Shares such holder would own had the Warrant been fully exercised) as the proportion of the Shares owned by the Pull-Along Investors (including each of their Exempt Transferees) which are being Transferred in such transaction or related series of transactions, at the same price and on the same terms and conditions as those which apply with respect to the Shares which the Pull-Along Investors intend to Transfer; provided, that the holders of Warrants shall not be required to exercise Warrants except simultaneously with such Transfer.

          5.16 Special Provisions Applicable to Warrants and Warrant
               -----------------------------------------------------
     Shares.  Notwithstanding anything to the contrary contained in
     ------
     Sections 5.12, 5.15, or 6.5, no provision of such Sections shall
     -------------  ----     ---
     require a holder of Warrants to make any representations (other than representations as to title, due authorization and enforceability relating solely to such holder) or provide any indemnification to the purchaser(s) under such Sections (other than with respect to the above matters) in any agreement requested or required to be executed by such holder in connection with any Transfer under such Sections and no right of such holder to participate in any Transfer under such Sections shall be conditioned upon the making of such representations or the provision of such indemnification other than those set forth in this Section 5.16. If the consideration proposed to be paid in any such Transfer consists of capital stock or other equity interests, and receipt by a holder of a Warrant of all or any portion of such stock or other equity interests would result in a violation of applicable law, the Investors or the Pull-Along Investors, as the case may be, shall provide that the purchaser, the Investors, Pull-Along Investors, or the Company as applicable, shall, simultaneously with the consummation of the Transfer, purchase for cash, at fair market value, the capital stock or other equity interest to which the applicable holder of a Warrant would be entitled absent this provision.

          5.17 Payment.  At the closing of any Transfer pursuant to Section
               -------                                              -------
     5.12 or 5.15, the consideration with respect to the Shares, Warrants
     ----    ----
     and Warrant Shares of any holder sold pursuant thereto shall be paid directly to each holder pursuant to written instructions of such holder. The Investors or Pull-Along Investors shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as shall be reasonably requested by each Shareholder or holder of a Warrant or Warrant Shares.

                                   ARTICLE VI
                                   -----------
                      Certain Corporate Governance Matters
                      -------------------------------------
          6.1  Grant of Proxy.  Each Individual Fund Shareholder shall, and
               --------------
     does hereby, irrevocably appoint CDA IV Domestic, his or her true and lawful proxy, with full power of substitution, to vote all Shares (now or hereafter) acquired by him on all matters requiring a vote of Shareholders of the Company, hereby ratifying all actions which said proxy may take in respect thereof. Said proxies shall be coupled with an interest and be irrevocable, notwithstanding any Transfer, including, without limitation, to a Permitted Transferee pursuant to
     Section 2.2(a) hereof, of the Individual Fund Shareholder's Shares. The foregoing proxy shall remain in effect with respect to, and be binding upon, all transferees of such Shares, including, without limitation, a

     Permitted Transferee of Individual Fund Shareholders pursuant to
     Section 2.2(a) hereof.

          6.2  Board of Directors.
               ------------------
               (a) Subject to Section 6.6 hereof, from and after the date hereof and until the provisions of this Article VI cease to be effective, each Shareholder (other than a holder of Warrant Shares with respect to such Warrant Shares) shall vote all of such Shareholder's Shares and take all other necessary or desirable actions within such Shareholder's control (whether in such Shareholder's capacity as a stockholder, director, member of a Board of Directors committee, officer of the Company or otherwise, including, without limitation, attendance at meetings in person, by telephone or by proxy for purposes of obtaining a quorum, execution of written consents in lieu of meetings and amendments of the Company's Bylaws and Certificate of Incorporation), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board of Directors and stockholder meetings for purposes of amendments of the Company's Bylaws and Articles of Incorporation), so that:

                    (i) the authorized number of members of the Board of Directors shall be six;

                   (ii) the Shareholders shall elect two nominees selected by the CDA Funds, one nominee designated by Pegasus I, one nominee designated by GE Capital and two nominees designated by the Management Shareholders (who shall be Weiss (so long as Weiss shall remain as an employee of the Company or any of the Subsidiaries) and Gayhardt (so long as Gayhardt remains an employee of the Company or any of the Subsidiaries). At such time as either Weiss or Gayhardt ceases to be an employee of the Company or any Subsidiary, the director formerly designated by such Management Shareholder shall be appointed by the joint decision of CDA IV Funds, GE Capital and Pegasus I;

                  (iii) the Shareholder having the right to designate a member of the Board of Directors shall have the sole right to remove that Person from the Board of Directors, for or without cause, and to designate a replacement director;

                   (iv) in the event that any director designated by a Shareholder pursuant hereto ceases to serve as a member of the Board of Directors during his term of office, such Shareholder shall have the right to designate a replacement member of the Board of Directors to fill the resulting vacancy;

               (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board of Directors or discharging any of his duties as a director of the Company, and the Company shall indemnify each director to the fullest extent allowed by law in respect of any liability, demands, claims, actions, causes of action, assessments, losses, penalties, costs, damages or expenses, including reasonable attorneys' fees, suffered as a result of activities undertaken in his capacity as director;

               (c) The right of an Investor to designate members of the Board of Directors shall cease at such time that such Shareholder owns less than 25% of the Shares owned by such Shareholder at the date hereof. For the purposes of the preceding sentence, Shares owned by an Exempt Transferee of an Investor shall be deemed to be owned by the Investor which originally subscribed for them.

          6.3  Board of Directors Attendance Rights.  For as long as
               ------------------------------------
     Pegasus owns at least 25% of the Shares owned by it on the date hereof, Pegasus II shall have the right to designate one (1) representative to attend, at Pegasus II's sole cost and expense, each meeting of the Board of Directors, such notice to be provided at such time as notice is given to members of the Board of Directors. At any time during which any of the CDA Funds, Pegasus or GE Capital (each a "Group") are not entitled to designate a member of the Board of Directors and as long as such Group owns any Shares, such group shall have the right to designate one (1) representative to attend, at such Group's sole cost and expense, each meeting of the Board of Directors, such notice to be provided at such time as notice is given to members of the Board of Directors. The right granted to Pegasus II and the Groups pursuant to this Section 6.3 shall include the right to participate in such meetings, but does not include the right to vote directly or through its representatives at any meeting of the Board of Directors, and shall not limit the ability of the Board of Directors to take action without a meeting to the extent permitted under the Delaware General Corporation Law.

          6.4  Certain Supermajority Requirements.  Neither the Company nor
               ----------------------------------
     any of its Subsidiaries shall take any of the following actions, unless such actions shall have been approved:

               (a) by (x) both members of the Board of Directors selected by the CDA Funds and (y) the member of the Board of Directors selected by Pegasus I, in the following instances:

                    (i) the payment of a dividend or other distribution
               with respect to the Company's capital stock (including any exercise of Repurchase Rights hereunder), other than by reason of a Mandatory Repurchase Event;

                    (ii) the incurrence of indebtedness in an amount which
               would result in the aggregate indebtedness of the Company and its Subsidiaries for borrowed money exceeding
               $120,000,000;

                    (iii) the creation of a lien or security interest in any assets of the Company or any of its Subsidiaries other than in the ordinary course of business;

                    (iv) the settlement of any claim or litigation
               involving a settlement amount in excess of $1,000,000;

                    (v)  [intentionally deleted];

                    (vi)  [intentionally deleted];

                    (vii) acquisition of a business (whether by means of a purchase of assets or shares, a merger or any other business combination) involving a purchase price (including indebtedness assumed or to which the business is subject) is in excess of $5,000,000;

                    (viii) adoption of any employee benefit plan or any stock option plan;

                    (ix) any issuance of capital stock, options, warrants (other than the Warrant) and convertible securities (other than pursuant to the exercise of the Warrant and of previously authorized options, warrants and convertible securities);

                    (x) any amendment to the certificate of incorporation of the Company;

                    (xi) the filing of a petition for the Company or any of its Subsidiaries under any chapter of the Bankruptcy Code;

                    (xii) any material change in accounting policies or methods;

                    (xiii) any replacement of the Company's independent
               certified public accountants;

                    (xiv) the incurrence of capital expenditures in excess of $500,000 over the amount budgeted for capital expenditures in the applicable fiscal year in the budget described in Section 6.4(b)(ii);

                    (xv) any transactions between (A) the Company or any of its Subsidiaries, and (B) any Shareholder or any of its Affiliates, other than employee compensation in the ordinary course of business ; and

                    (xvi) any change in the number of the Board of Directors.

               (b) by members of the Board of Directors selected by at least two of the following three Shareholder groups consisting of
          (A) the Management Shareholders, as a group, (B) the CDA Funds, as a group, and (C) Pegasus I in the following instances:

                    (i) the employment or termination of any employee of the Company, Subsidiary or Company Affiliates whose title is that of Vice President or higher;

                    (ii) the adoption of an annual budget for the Company and the Subsidiaries;

                    (iii)  the adoption of an expansion plan; or

                    (iv)  the hiring of a financial advisor.

               (c) Subject to Section 6.4(a), by members of the Board of Directors selected by the CDA Funds and either (x) GE Capital or
          (y) Pegasus I:

                    (i) a decision to propose to engage in a Significant Transaction;

                    (ii)  a transaction effecting a Significant
               Transaction; provided, however, that if the Significant Transaction involves GE Capital (or any Affiliate of GE Capital) acquiring the Company pursuant to Section 5.14(b) herein, the following shall also be required (x) if the director selected by Pegasus I had not approved the decision to propose to engage in such Significant Transaction as set forth in Section 6.4(c)(i), the approval of the director selected by Pegasus I shall also be required to consummate the Significant Transaction; and (y) otherwise, the affirmative consent of Shareholders (other than GE Capital and its Exempt Transferees) holding a majority of the outstanding Shares of the Company (excluding for purposes of such calculation Shares held by GE Capital and its Exempt Transferees) shall be required to consummate the Significant Transaction; provided, further, however, that if the Significant Transaction involves consideration other than cash or publicly traded securities, the approval of the director selected by Pegasus I and the director selected by GE Capital shall also be required to consummate the Significant Transaction.

          6.5  Sale of the Company.  Notwithstanding the provisions of
               -------------------
     Section 6.4, if after the third anniversary of the date of this Agreement, either the members of the Board of Directors selected by the CDA Funds, Pegasus, or GE Capital, desire that the Company make an initial public offering of its Securities, and if the other such Investors, are unwilling to approve such offering, the Investors shall take such actions (subject to Section 5.14(b) herein) as are reasonably necessary to effect a sale of the Company and its Subsidiaries as a going concern, whether by means of a sale of Shares, a merger, or a sale of assets. Such actions shall include, without limitation, engagement of a financial advisor or investment banker who shall be selected jointly by the Investors. All Shareholders and holders of Warrants shall cooperate with the Investor who shall be requiring the sale of the Company, including executing such documents as may reasonably required therewith (which may contain representations, warranties, covenants and indemnities which are customarily given in connection with sales of businesses of the type and size of the Company and the Subsidiaries).

          6.6  Proviso.  Notwithstanding any implication to the contrary,
               -------
     with respect to the Warrant Shares, the holders of the Warrants or Warrant Shares shall not be required to vote such

     Warrant Shares on any of the matters set forth in this Article VI.

                                   ARTICLE VII
                                   ------------
                            Miscellaneous Provisions
                            -------------------------

          7.1  Legend on Certificates.  All certificates evidencing Shares
               ----------------------
     which are subject to this Agreement shall bear the following legend:

               "The sale, transfer and encumbrance of the shares represented by this certificate are subject to that certain DFG Holdings, Inc. Amended and Restated Shareholders Agreement among the corporation and its shareholders, dated as of August 8, 1996 (the "Agreement"). A copy of the Agreement is on file in the office of the Secretary of the corporation. No sale or other transfer of the shares represented by this certificate may be effected except pursuant to the terms of the Agreement. The Shares represented by this certificate are subject to a voting agreement contained in the Agreement."

     Upon termination of this Agreement, certificates for Shares may be surrendered to the Company in exchange for new certificates without the foregoing legend. The Shareholders who previously were parties to the Original Shareholders Agreement shall surrender their certificates representing Shares for deletion of the legend required pursuant to
     Section 7.1 of the Original Shareholders Agreement and addition of the foregoing legend.

          7.2  Financial Statements and Inspection Rights.  The Company
               ------------------------------------------
     shall promptly furnish or cause to be furnished to the Investors and Management Shareholders (a) annual audited income statements, balance sheets and related financial information and quarterly unaudited consolidated income statements and balance sheets of the Company and its Subsidiaries, (b) copies of all material notices and documents supplied by the Company to its lenders and (c) such other information as any Investor may reasonably request. Each Investor and Management Shareholders or its representative shall have the right, at any time during normal business hours, at its own expense and on reasonable advance notice to the Company, to examine and make copies of or extracts from the books of account and other records of the Company, and to inspect the assets, properties, and operations of the Company and to discuss matters with respect to the Company with employees and lenders of the Company.

          7.3  Confidentiality.  Each Shareholder (other than the holders
               ---------------
     of Warrant Shares who are Lenders pursuant to the Credit Agreement, who shall be governed by the Credit Agreement) agrees not to divulge or communicate to any other Person or use or exploit for any purpose whatsoever any confidential information which it may acquire during the continuance of this Agreement in relation to the business of the Company and its Subsidiaries, except (i) with the prior written consent of the other parties hereto, or (ii) as may be required by law, applicable accounting or securities regulations or order of a court of competent jurisdiction. For purposes of this Section, the foregoing confidentiality requirement shall not apply to any information which:

               (a) is available to the general public at the time of use or disclosure;

               (b) becomes available to the general public (other than as a result of unauthorized disclosure or use); or

               (c) is provided to the disclosing party by a third party who is lawfully in possession of such information and has a lawful right to disclose or use it.

     Each Shareholder shall cause its respective Affiliates, counsel, accountants, consultants, employees, agents and representatives not to disclose to any Person or use or exploit for any purpose whatsoever any such information which it itself is prohibited from disclosing pursuant to this Section 7.3.

          7.4  Remedies. Each of the parties to this Agreement shall be
               --------
     entitled to enforce its rights under this Agreement specifically, to recover damages and costs caused by any breach of any provisions of this Agreement and to exercise all other rights existing in its favor. In the event of a dispute hereunder, the prevailing party's reasonable attorney's fees and costs shall be promptly reimbursed by the opposing party or parties in such dispute. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          7.5  Termination and Amendment of the Agreement.  This Agreement
               ------------------------------------------
     shall be terminated:

               (a) with the approval of the Board of Directors and the written consent of each of (i) Management Shareholders owning not less than 90% of the aggregate number of issued and outstanding Shares owned by all Management Shareholders as such and (ii) all of the Investors; or

               (b) upon the sale by the Company of substantially all of its assets or a merger of the Company as a result of which the Shareholders' aggregate collective percentage of ownership, direct or indirect, of the surviving entity is less than 50% of their percentage of ownership of the Company.

     This Agreement may be amended by the Company with the written consent of each of (i) Management Shareholders owning not less than 90% of the aggregate number of issued and outstanding Shares owned by all Management Shareholders as such and (ii) all of the Investors, but no such amendment shall adversely affect the method of valuation of any Management Shareholder's Shares for the purposes of Article III without his consent or shall materially adversely affect the holders of Warrants or Warrant Shares as a group without such holders consent. For purposes of this Section 7.5, Shares owned by a Permitted Transferee of a Management Shareholder shall be deemed to be owned by the last Management Shareholder to own those Shares.

          7.6  Termination of Status as Management Shareholder or Non-
               ------------------------------------------------------
     Management Shareholder.  Except to the extent that this Agreement
     ----------------------
     shall provide that certain rights of an Investor granted herein shall terminate if the number of Shares owned by such Investor and/or its Exempt Transferees shall be reduced below a specified percentage of the Shares owned by such Investor as of the date hereof, from and after the date that a Management Shareholder or Investor (and/or its Permitted Transferees and/or its Exempt Transferees), as the case may be, ceases to own any Shares, he shall no longer be deemed to be a Management Shareholder or Investor for purposes of this Agreement and all rights he may have hereunder (including, without limitation, the right to exercise any option herein granted) shall terminate. For the purposes of this Section 7.6, Shares owned by a Permitted Transferee or an Exempt Transferee shall be deemed to be owned by the last Management Shareholder, or Investor, as the case may be, to own those Shares.

          7.7  Notices.  All notices required hereunder shall be in writing
               -------
     and shall be deemed served when delivered personally to the person for whom intended or two days after deposit in the United States Mail, certified mail, return receipt requested or refused, addressed to the Persons for whom intended at the following respective addresses:

               The Company:

                         DFG Holdings, Inc.
                         c/o Dollar Financial Group, Inc.
                         Daylesford Plaza, Suite 210
                         1436 Lancaster Avenue
                         Berwyn, Pennsylvania 19312
                         Attention:  President

                         Any Purchaser, Shareholder or holders of Warrants,
               at the last known address of said Purchaser, Shareholder or holder of Warrants, as the case may be, as disclosed by the books and records of the Company,

     and/or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof.

          7.8  Miscellaneous.  The use of the singular or plural or
               -------------
     masculine or neuter gender shall not be given an exclusionary meaning and, where applicable, shall be intended to include the appropriate number or gender, as the case may be.

          7.9  Counterparts.  This Agreement may be executed in
               ------------
     counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one instrument.

          7.10 Descriptive Headings.  Title headings are for reference
               --------------------
     purposes only and shall have no interpretive effect.

          7.11 Entire Agreement.  This Agreement constitutes the entire
               ----------------
     agreement between the parties with respect to the subject matter hereof. Each exhibit and schedule is incorporated herein by reference and constitutes a part of this Agreement. Any amendments to this Agreement must be made in writing and duly executed by each of the parties entitled to adopt said amendment as provided in Section 7.5 or by an authorized representative or agent of each such party.

          7.12 Binding Effect.  This Agreement shall be binding upon and
               --------------
     inure to the benefit of the parties hereto, their heirs, representatives, successors and permitted assigns.

          7.13 Applicable Law.  This Agreement shall be governed as to
               --------------
     validity, construction and in all other respects by the laws of the State of Delaware applicable to contracts made in that State.

          7.14 Severability.  The invalidity of any provision of this
               ------------
     Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

          7.15 Not an Employment Agreement.  Nothing contained herein shall
               ---------------------------
     be deemed or construed as an agreement of employment between any Management Shareholder and the Company or any of its Subsidiaries.

          7.16 Arbitration.  Any claims, controversies, demands, disputes
               -----------
     or differences between or among the parties hereto arising out of, or by virtue of, or in connection with, or otherwise relating to this Agreement shall be submitted to and settled by arbitration conducted in Philadelphia, Pennsylvania before one or three arbitrators, each of whom shall be knowledgeable in the field of corporate law. Such arbitration shall otherwise be conducted in accordance with the rules then applying of the American Arbitration Association. The parties hereto agree to share equally the responsibility for all fees of the arbitrators. Judgment upon any award granted by such an arbitrator may be enforced in any court having jurisdiction thereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              DFG HOLDINGS, INC., a Delaware corporation

                              By: /s/ Jeffrey Weiss
                                  -----------------------------------------
                                  President


                              WPG CORPORATE DEVELOPMENT ASSOCIATES
                              IV, L.P.

                              By:  WPG Private Equity Partners, L.P.,
                                   General Partner

                              By: /s/ Wesley W. Lang, Jr.
                                  -----------------------------------------
                                   Managing General Partner


                              WPG CORPORATE DEVELOPMENT ASSOCIATES IV
                              (OVERSEAS), L.P.

                              By:  WPG CDA IV (Overseas), Ltd., General
                                   Partner

                              By:/s/ Wesley W. Lang, Jr.
                                 ------------------------------------------
                                   Director

                              /s/ Wesley W. Lang, Jr.
                              ---------------------------------------------
                                        Wesley W. Lang, Jr.

                              /s/ Stephen N. Hutchinson
                              ---------------------------------------------
                                        Stephen N. Hutchinson

                              /s/ Peter B. Pfister
                              ---------------------------------------------
                                        Peter B. Pfister

                              /s/ Nora Kerppola
                              ---------------------------------------------
                                        Nora Kerppola

                              /s/ Craig Whiting
                              ---------------------------------------------
                                        Craig Whiting

                              WEISS, PECK & GREER, as Trustee under
                              Craig Whiting IRA

                              By: /s/ Bert Rodriguez
                                  -----------------------------------------
                                        Bert Rodriguez

                              /s/ Jeffrey Weiss
                              ---------------------------------------------
                                        Jeffrey Weiss


                              /s/ Donald F. Gayhardt, Jr.
                              ---------------------------------------------
                                        Donald F. Gayhardt, Jr.


                              PEGASUS PARTNERS, L.P.

                              By:(Signature Illegible)
                                 ------------------------------------------
                              PAG DOLLAR INVESTORS LLC


                              By:(Signature Illegible)
                                 -------------------------------------

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:/s/ Paul A. Gelburd
                                 -------------------------------------
                                        Paul A. Gelburd


                              GHB CHARITABLE TRUST #1

                              By:/s/ George H. Brimhall
                                 -------------------------------------
                                   Trustee

                              By:/s/ George H. Brinhall
                                 -------------------------------------
                                   Trustee

                              BANK OF AMERICA ILLINOIS


                              By: /s/ L. Dustin Vincent, III
                                  ------------------------------------
                                   By: L. Dustin Vincent, III
                                   Its: Managing Director



                              BHF-BANK AKTIENGESELLSCHAFT


                              By: /s/ David Fraenkel
                                  ------------------------------------
                                   By: David Fraenkel
                                   Its: Vice President



                              LEHMAN BROTHERS COMMERCIAL PAPER, INC.


                              By: /s/ Dennis J Dee
                                  ------------------------------------
                                   By: Dennis J. Dee
                                   Its: Authorized Signitory



                              THE FIRST NATIONAL BANK OF MARYLAND


                              By: (Signature Illegible)
                                  ------------------------------------
                                   By:
                                   Its:



                              PILGRIM AMERICA PRIME RATE TRUST


                              By: /s/ Howard Tiffen
                                  ------------------------------------
                                   By: Howard Tiffen
                                   Its: Sr. Vice President


                                 /s/ Kenneth J. Hanau
                                 -------------------------------------
                                 Kenneth J. Hanau


                                 /s/ Robert Teeter
                                 -------------------------------------
                                 Robert Teeter

                                   SCHEDULE I

                          INDIVIDUAL FUND SHAREHOLDERS

     Wesley W. Lang, Jr.
     Stephen N. Hutchinson
     Peter B. Pfister
     Nora Kerppola
     Craig Whiting
     Weiss, Peck & Greer, as Trustee under Craig Whiting IRA
     Kenneth J. Hanau
     Robert Teeter

                                   SCHEDULE II

                                 WARRANT HOLDERS


     Bank of America Illinois
     BHF-Bank Aktiengsellschaft
     The First National Bank of Maryland
     Pilgrim America Prime Rate Trust
     Lehman Commercial Paper Inc.





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